UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Zweig Fund, Inc. Zweig Total Return Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Zweig Fund, Inc.

The Zweig Total Return Fund, Inc.

101 Munson Street, Greenfield, MA 01301-9683

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

MAY 15, 2012

TO THE SHAREHOLDERS:

This Joint Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of The Zweig Fund, Inc., a Maryland corporation (“ZF”), and The Zweig Total Return Fund, Inc., a Maryland corporation (“ZTR”), for use at the Joint Annual Meeting of Shareholders to be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, 38th Floor, New York, NY 10019-6099, on Tuesday, May 15, 2012 at 10:00 A.M. and at any and all adjournments or postponements thereof (the “Meeting”), for the following purposes:

1.	ELECT DIRECTORS:

•	With respect to both ZF and ZTR, to elect two Directors to serve until the Annual Meeting of Shareholders in 2015 and until their successors are elected and duly qualify.

2.	REVISE INVESTMENT OBJECTIVE:

•	With respect to both ZF and ZTR, to revise the investment objective.

•	With respect to both ZF and ZTR, to reclassify the investment objective as “non-fundamental.”

3.	AMEND/ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS:

•	With respect to both ZF and ZTR, to amend the fundamental investment restrictions regarding diversification.

•	With respect to both ZF and ZTR, to amend the fundamental investment restriction regarding the issuance of senior securities.

•	With respect to both ZF and ZTR, to amend the fundamental investment restriction regarding investing in commodities.

•	With respect to ZF only, to amend the fundamental investment restriction regarding borrowing.

•	With respect to ZF only, to amend the fundamental investment restriction regarding lending.

•	With respect to both ZF and ZTR, to eliminate the fundamental investment restriction regarding purchasing securities on margin.

•	With respect to both ZF and ZTR, to eliminate the fundamental investment restriction regarding short sales.

•	With respect to both ZF and ZTR, to eliminate the fundamental investment restriction regarding purchasing “restricted” securities.

•	With respect to ZF only, to eliminate the fundamental investment restriction regarding investing in unseasoned issuers.

•	With respect to ZF only, to eliminate the fundamental investment restriction regarding investments in other investment companies.

•	With respect to ZF only, to eliminate the fundamental investment restriction regarding investing in interests in oil, gas or other mineral exploration or development programs.

4.	AMEND INVESTMENT ADVISORY AGREEMENT:

•

To approve an amendment to the investment advisory agreement between each of ZF and ZTR and Zweig Advisers LLC (the “Adviser”) to permit the Adviser to receive a fee based on all “managed assets” of such Fund rather than “net assets.”

5.	OTHER BUSINESS:

•	In the discretion of the proxies with respect to such other business as may properly come before the Meeting.

Shareholders of record of ZF and/or ZTR at the close of business on March 8, 2012 are entitled to notice of, and will be entitled to vote at, the Meeting. The enclosed Proxy is being solicited on behalf of the Boards of Directors.

By Order of the Boards of Directors of

The Zweig Fund, Inc. and

The Zweig Total Return Fund, Inc.

GEORGE R. AYLWARD,

Chairman of the Board and President

New York, New York

March [    ], 2012

IMPORTANT:

Shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Meeting. Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by mail, please mark, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

The Zweig Fund, Inc.

The Zweig Total Return Fund, Inc.

101 Munson Street, Greenfield, MA 01301-9683

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MAY 15, 2012

This Joint Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors (each a “Board”) of The Zweig Fund, Inc., a Maryland corporation (“ZF”), and The Zweig Total Return Fund, Inc., a Maryland corporation (“ZTR”), for use at the Joint Annual Meeting of Shareholders to be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, 38th Floor, New York, NY 10019-6099, on Tuesday, May 15, 2012 at 10:00 A.M., and at any and all adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting dated March [    ], 2012.

The Meeting is scheduled as a joint meeting of the respective shareholders of ZF and ZTR (collectively, the “Funds” and each a “Fund”) because the shareholders of both Funds are expected to consider and vote on similar proposals with respect to the election of Directors, revisions to each Fund’s investment objective, the reclassification of each investment objective as “non-fundamental,” the amendment/elimination of certain fundamental restrictions and an amendment to each Fund’s investment advisory agreement with the Adviser. The Boards of Directors of the Funds have determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of both Funds. In the event that any shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for adjournment of such Fund’s Meeting to immediately after the Meeting, so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on the proposal(s) relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the shareholders of such other Fund approve the proposal. Similarly, shareholders vote on each proposal separately and an unfavorable vote on one proposal will not affect the implementation of other proposals that are approved.

If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares will be voted in accordance with the instructions marked by the shareholder. Except for broker non-votes (as discussed below), executed proxies that are unmarked will be voted “FOR” any proposal for which no instruction is given. A shareholder can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation to the Secretary of the respective Fund prior to the Meeting, or by returning a subsequently dated proxy prior to the Meeting.

Shareholders may be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card accompanying this Joint Proxy Statement. The Internet procedures are designed to authenticate a shareholder’s identity to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, shareholders can access the website or call the toll-free number listed on the proxy card. To vote by touchtone telephone or by Internet, shareholders will need to input a control number, which appears on the proxy card.

The Board of Directors of each Fund has fixed the close of business on March 8, 2012 as the record date for the determination of shareholders of that Fund entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying form of proxy will be first sent to shareholders on or about March 30, 2012. In accordance with the rules of the Securities and Exchange Commission (“SEC”), we are advising our shareholders of the availability on the Internet of our proxy materials related to the Meeting. These rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering to all shareholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on Tuesday, May 15, 2012, at 10:00 A.M. at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, 38th Floor, New York, N.Y. 10019-6099. The Notice of Annual Meeting of Shareholders, Proxy Statement, form of proxy card and annual report to shareholders are available at www.edocumentview.com/zweig.

As of the record date, 91,955,558 shares of ZF’s common stock were outstanding, and 144,094,744.373 shares of ZTR’s common stock were outstanding. To the best of each Fund’s knowledge, no person beneficially owns more than five percent of the outstanding shares of that Fund’s common stock other than as listed in the below table. This information is based on publicly available Schedule 13D and 13G disclosures filed with the SEC.

Title of Class	Name and Address of Beneficial Ownership	Amount of and Nature of Beneficial Ownership	Percent of Class
Common Stock of ZF	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation	13,885,362*	15.1	%*
	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

*	This ownership is as of February 13, 2012 based on a statement on Schedule 13G filed by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation on February 13, 2012 (the “13G”). According to the 13G, each of First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation holds shared dispositive power over the respective shares and disclaims beneficial ownership of the shares of ZF identified in the 13G.

The annual report of each Fund for the year ended December 31, 2011, including financial statements, has been mailed to shareholders and each Fund will furnish, without charge, a copy of the Fund’s 2011 Annual Report to any shareholder who requests it by contacting the Fund’s Shareholder Services, 101 Munson Street, Greenfield, MA 01301-9683; Toll-free telephone number 1-800-272-2700; E-Mail – Zweig@Virtus.Com.

PROPOSAL 1

ELECTION OF DIRECTORS

The members of the Boards of Directors of ZF and ZTR are divided into three classes, with the term of office of one class expiring each year. At the forthcoming Meeting, two ZF and two ZTR Directors will be elected to serve a three-year term (until the third succeeding Annual Meeting in 2015 and until their successors are elected and duly qualify). Unless authority to vote for the election of Directors is withheld, the enclosed proxy will be voted for the election of the nominees named below, who have indicated their intention to serve if elected. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director as the holders of the proxies may, in their discretion, determine.

Each Fund’s Board of Directors has appointed a Nominating Committee which makes annual recommendations as to the individuals to be nominated by the Fund’s Board of Directors for election as Directors at the next annual meeting and recommends to the Board candidates for election by the Board of Directors to fill any vacancies in the Board of Directors, including those resulting from an increase in the number of Directors. Each Fund’s Nominating Committee consists of five Directors (“Independent Directors”) who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Adviser.

Based on the recommendations made by ZF’s Nominating Committee at its meeting held on February 7, 2012, the Board of Directors of ZF has nominated Charles H. Brunie and James B. Rogers, Jr., who are presently Directors of ZF, for re-election to the ZF Board, to serve until the third succeeding Annual Meeting in 2015 and until their successors are elected and duly qualify.

Based on the recommendations made by ZTR’s Nominating Committee at its meeting held on February 7, 2012, the Board of Directors of ZTR has nominated Charles H. Brunie and James B. Rogers, Jr., who are presently Directors of ZTR, for re-election to the ZTR Board, to serve until the Annual Meeting of Shareholders in 2015 and until their successors are elected and duly qualify.

Background and additional information with respect to the Nominees and other current Directors appears below.

INDEPENDENT DIRECTORS

Unless otherwise noted, the mailing address of each individual is 101 Munson Street, Greenfield, MA 01301-9683.

Charles H. Brunie (YOB: 1930; Term: until 2012; Number of Portfolios in Fund Complex Overseen: 2) has served on the Board of Directors of ZF since 1998 and of ZTR since 1988, and serves on the Audit and Nominating Committees for both Funds. Since 2001, Mr. Brunie has been the Chairman of Brunie Associates, an investment firm. Mr. Brunie also serves in the following capacities: (i) Manhattan Institute (Board of Trustees, Chairman Emeritus (since 1990)); (ii) The Foundation For Educational Choice (Trustee since 1996); and (iii) American Spectator (Chairman of Board since 2002). Previously Mr. Brunie served as a Trustee for Hudson Institute (2002-2008) and from 1969-2000 was associated with Oppenheimer Capital (Chairman from 1980-1990 and Chairman Emeritus from 1990-2000). Mr. Brunie became a Chartered Financial Analyst in 1969. Mr. Brunie earned a BA in Economics from Amherst College in 1952 and an MBA in Finance from Columbia University Graduate School of Business in 1956. Mr. Brunie’s years of extensive financial experience, and his management experience as the former Chairman of Oppenheimer Capital, provide valuable financial and business insight to each Board and its committees.

Wendy Luscombe (YOB: 1951; Term: until 2014; Number of Portfolios in Fund Complex Overseen: 2) has served on the Board of Directors for ZF and ZTR since 2002 and has been the co-lead Independent Director of both Funds since 2006. Ms. Luscombe also serves on the Audit, Executive and Nominating Committees for both Funds. Since 1994, Ms. Luscombe has been a Principal of WKL Associates, Inc. (dba Wendy Luscombe), acting as an independent fiduciary and consultant. Ms. Luscombe also serves in the following capacities: (i) Deutsche Bank Real Estate Opportunity Fund 1A and 1B (Member and Chairman of the Management Oversight Committee since 2003); (ii) Acadia Realty Trust (Trustee, Chairman of the Corporate Governance and Nominating Committees and a Member of the Audit Committee since 2004); and (iii) National Association of Corporate Directors (“NACD”) Teaching Faculty (Member since 2007). Ms. Luscombe is also a member of the NACD and is an NACD Certified Director, a Fellow of the Royal Institution of Chartered Surveyors and a Member of the Chartered Institute of Arbitrators. Previously, Ms. Luscombe was Director of Feldman Mall Properties, a private REIT (Member of the Audit Committee, 2008-2010), a Director of Endeavour Real Estate Securities, Ltd. REIT Mutual Fund (2000-2005) and a Director of PXRE Corp. (reinsurance) (Chairman of the Investment Committee and Member of the Executive and Audit Committees, 1994-2007). Ms. Luscombe actively participates in annual continuing education courses and conferences including risk assessment, corporate governance, succession, audit and strategic planning, and is an “audit committee financial expert” as that term is defined by the SEC. Ms. Luscombe graduated in 1973 from Oxford Brookes University with a diploma in estate management. Ms. Luscombe’s years of service as a director, her extensive financial experience and training, and managerial skills bring valuable skills and knowledge of best practices to each Board and its committees.

Alden C. Olson (YOB: 1928; Term: until 2013; Number of Portfolios in Fund Complex Overseen: 2) has served on the Board of Directors for ZF and ZTR since 1996. Mr. Olson also serves on both Funds’ Audit and Nominating Committee and has been the Chairman of the Audit Committee for both Funds since 2004. Mr. Olson was a Professor of Financial Management Investments at Michigan State University from 1959-1990. In 1964, Mr. Olson became a Chartered Financial Analyst. Mr. Olson was formerly a portfolio adviser with Midwest Investment Fund (1960-1964) and has been actively engaged in portfolio management since 1968. Mr. Olson earned a BBA (1949), an MA (1951) and a PhD (1962), all in finance, from the University of Minnesota. Mr. Olson’s academic background and strong financial expertise allow him to offer sound business advice and financial insight to each Board and its committees.

James B. Rogers, Jr. (YOB: 1942; Term: until 2012; Number of Portfolios in Fund Complex Overseen: 2) has served on the Board of Directors of ZF since 1986 and of ZTR since 1988. Mr. Rogers is also the Chairman of each Fund’s Nominating Committee and is a member of each Fund’s Audit Committee. Mr. Rogers also serves as a Director for Genagro Services LTD (since 2011). Since 1980, Mr. Rogers has been a private investor. Since 1968, Mr. Rogers has served as a financial analyst and investment manager. In 1970, Mr. Rogers co-founded the Quantum Fund, a private investment fund. Mr. Rogers has also authored several financial books, including “Investment Biker: On the Road with Jim Rogers” (1994), “Adventure Capitalist” (2003), “Hot Commodities” (2004), “A Bull in China” (2007) and “A Gift to My Children” (2009). In 1989 and 1990, Mr. Rogers was the moderator of WCBS’s The Dreyfus Roundtable and FNN’s The Profit Motive with Jim Rogers. In 1998, Mr. Rogers founded the Rogers International Commodity Index. Mr. Rogers served as an economic commentator on Fox News from 2002-2007. Mr. Rogers has also served as a guest professor of finance at the Columbia University Graduate School of Business. Mr. Rogers is also currently the Chairman of Beeland Interests (since 1980), a private media and investment company, and was on the Board of Directors of Levco Series Trust from 1996-2006. Mr. Rogers earned a BA in History from Yale University in 1964 and a BA/MA in Politics, Economics and Philosophy from Oxford University in 1966. Mr. Rogers brings significant financial and economic experience to each Board, and provides innovative business insight to assist each Board and its committees.

R. Keith Walton (YOB: 1964; Term: until 2014; Number of Portfolios in Fund Complex Overseen: 2) has served on the Board of Directors for ZF and ZTR since 2004, and in the capacity as co-Lead Independent Director of both Funds since 2006. Mr. Walton is also a member of ZF’s and ZTR’s Audit, Executive and Nominating Committees. Since 2011, Mr. Walton has been the Global Head of Government Affairs for Alcoa. In 2010, Mr. Walton was Of Counsel to Nelson, Mullins, Riley & Scarsborough. In 2010, Mr. Walton was a Senior Managing Director of BSE Management LLC, an investment firm. From 2007-2010, Mr. Walton served as Principal and Chief Administrative Officer of Global Infrastructure Partners, an investment fund. Mr. Walton was also the Executive Vice President and Secretary of the University at Columbia University from 1996-2007. Mr. Walton also currently serves in the following capacities: (i) Blue Crest Capital Management Funds (Director since 2006); (ii) Council on Foreign Relations (Member since 1997), Nominating and Governance Committee Board of Directors (since 2004); (iii) The Trilateral Commission (Member since 2009); and (iv) Orchestra of St. Luke’s (Director since 2000). Mr. Walton has previously served in the following capacities: (i) Apollo Theater Foundation, Inc. (Director, Secretary and Member of the Executive Committee from 2003-2009, Audit Committee Chair (2003-2009)); (ii) The Trinity Episcopal School Corporation (Vice President and Trustee 2003-2009); (iii) and Association for the Benefit of Children (Director 2009-2011) (iv) The Gillen Brew School Board (Member from 2007-2009). Mr. Walton earned a BA in History and Biology from Yale University in 1986 and a JD from Harvard Law School in 1990. Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to each Board and its committees regarding corporate governance and best practices.

INTERESTED DIRECTOR*

George R. Aylward (YOB: 1964; Term: until 2013; Number of Portfolios in Fund Complex Overseen: 2) has served on the Board of Directors for both ZF and ZTR since 2006. Mr. Aylward has served as Chairman of the Board, President and Chief Executive Officer to the Funds since 2006. Since 2005, Mr. Aylward has held various senior officer and directorship positions with Virtus affiliates and funds. Since 2006, Mr. Aylward has also been the President of Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and previously served as their Executive Vice President from 2004-2006. Mr. Aylward has previously served in the following capacities: (i) The Phoenix Companies, Inc., Senior Executive Vice

*	Director considered to be an “interested person,” as that term is defined in the 1940 Act. George R. Aylward is considered an interested person because he is an officer of the Funds as well as an officer of the Adviser.

President and President, Asset Management (2007-2008), Senior Vice President and Chief Operating Officer, Asset Management (2004-2007), Vice President and Chief of Staff (2001-2004); (ii) The Phoenix Companies, Inc. affiliates, various senior officer and directorship positions (2005-2008); and (iii) Virtus Investment Partners, Inc. and/or certain of its subsidiaries, Vice President of Finance from 2001-2002. Mr. Aylward’s principal business address is 100 Pearl Street, Hartford, CT 06103. Mr. Aylward earned a BS in accounting from the University of Connecticut in 1988 and an MBA from the University of Massachusetts. He earned the designation of certified public accountant and is a member of the Connecticut Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mr. Aylward’s extensive business and accounting background, and fund experience, provide valuable managerial skills and knowledge to each Board and its committees.

OFFICERS WHO ARE NOT DIRECTORS**

Carlton Neel (YOB: 1967) has served as Executive Vice President for ZF and ZTR since 2003. Mr. Neel has also served as Senior Vice President and Portfolio Manager, Zweig Advisers LLC (since 2003). Since 2009, Mr. Neel has been the Senior Managing Director of Euclid Advisors LLC (since 2011) and previously served in the following capacities: Virtus Investment Advisers, Inc., Senior Managing Director (2008-2011); Shelter Rock Capital Partners, LP, Managing Director and Co-Founder (2002-2003); Phoenix/Zweig Advisers LLC, Senior Vice President and Portfolio Manager (1995-2002); Euclid Advisors LLC, Executive Vice President (2008-2011) and (Senior Vice President (2001-2008); JP Morgan & Co., Vice President (1990-1995).

David Dickerson (YOB: 1967) has served as Senior Vice President for ZF and ZTR since 2003. Mr. Dickerson has also served as Senior Vice President and Portfolio Manager, Zweig Advisers LLC (since 2003) and as Managing Director, Virtus Investment Advisers, Inc. (since 2008-2011). Mr. Dickerson has been Managing Director of Euclid Advisors LLC (since 2011) and previously served in the following capacities: Shelter Rock Capital Partners, LP, Managing Director and Co-Founder (2002-2003); Phoenix/Zweig Advisers LLC, Vice President and Portfolio Manager (1993-2002); and Euclid Advisors LLC, First Vice President (2008-2011).

Nancy Engberg (YOB: 1956), has served as Chief Compliance Officer of ZF and ZTR since 2012. Ms. Engberg is Vice President and Chief Compliance Officer

**	The term for each Officer expires immediately following the 2012 Annual Meeting of Shareholders. Each Board considers reappointments annually.

of Virtus Mutual Funds and Virtus Variable Insurance Trust (since 2011). Ms. Engberg was employed in various legal and compliance positions with The Phoenix Companies, Inc. and its affiliates since 1994. She was previously counsel for Phoenix Investment Partners, Ltd. when it was a public company (1999-2001), and was previously Chief Compliance Officer of The Phoenix Companies, Inc. (2003-2006). She obtained her BA from the University of Connecticut and received her law degree from the University of California. Ms. Engberg holds FINRA Series 7 and 24 registrations.

W. Patrick Bradley (YOB: 1972) has served as Vice President (since 2012) and Treasurer and Chief Financial Officer of ZF and ZTR since 2010. Mr. Bradley also has served as Senior Vice President, Fund Services since 2009, Vice President, Fund Administration (2007-2009), Second Vice President, Fund Control and Tax (2004-2006) of Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (since 2006), Assistant Treasurer (2004-2006) of Virtus Variable Insurance Trust; Chief Financial Officer and Treasurer (since 2005), Assistant Treasurer (2004-2006), of certain funds within the Virtus mutual funds complex. Mr. Bradley previously served as Assurance Senior Manager, Deloitte (1995-2004). Mr. Bradley is also a Certified Public Accountant.

Kevin J. Carr (YOB: 1954) has served as Vice President (since 2012) and Secretary and Chief Legal Officer of ZF and ZTR since 2005. Mr. Carr also has served as Senior Vice President, Counsel and Secretary of Virtus Investment Partners, Inc. and/or certain of its subsidiaries since 2008. Since 2005, Mr. Carr has served as Vice President, Counsel, Chief Legal Officer and Secretary of certain funds within the Virtus mutual fund complex. Mr. Carr previously served in the following capacities: Phoenix Life Insurance Company, Vice President and Counsel (2005-2008); Travelers Life & Annuity Company, Compliance Officer of Investments and Counsel (January 2005-May 2005); and The Hartford Financial Services Group, Assistant General Counsel and certain other positions (1995-2005).

Jacqueline Porter (YOB: 1958) has served as Vice President and Assistant Treasurer of ZF and ZTR since 2006. Ms. Porter also serves in the following capacities: Vice President, Fund Administration and Tax, VP Distributors, LLC (since 1995); Vice President and Assistant Treasurer, multiple funds in the Virtus Mutual Fund complex (since 1995) and the Virtus Variable Insurance Trust complex (since 1999).

Compensation of Directors and Officers

During the year ended December 31, 2011, each Fund paid Directors’ fees aggregating $180,500 to the Independent Directors. For the year ended December 31, 2011, each Fund paid each Independent Director an annual fee of $11,000 and a fee of $1,500 for attendance at each meeting of the Board of Directors and each meeting of the Audit Committee and the Nominating Committee. Each Fund pays its Audit Committee Chairman a $5,000 annual retainer. The members of the Executive Committee of each Fund are Wendy Luscombe and R. Keith Walton, who also function as the co-lead Independent Directors of each Fund. They do not receive any Executive Committee meeting fees, but are each paid an additional annual fee of $10,000 by each Fund for acting as a co-lead Independent Director. Each Fund also reimburses its Directors for their actual out-of-pocket expenses relating to attendance at such meetings.

Set forth below is the compensation paid by ZF and ZTR to current Directors for the year ended December 31, 2011. The Funds do not pay any pension or retirement benefits to Directors.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Directors
Charles H. Brunie—Director	ZF–$30,500 ZTR–$30,500	$0	$0	$61,000

Wendy Luscombe—Director	ZF–$42,000 ZTR–$42,000	$0	$0	$84,000

Alden C. Olson—Director	ZF–$35,500 ZTR–$35,500	$0	$0	$71,000

James B. Rogers, Jr.—Director	ZF–$30,500 ZTR–$30,500	$0	$0	$61,000

R. Keith Walton—Director	ZF–$42,000 ZTR–$42,000	$0	$0	$84,000

George R. Aylward—Interested Director and President	ZF–$0 ZTR–$0	$0	$0	$0

Director Ownership of Securities

Set forth in the table below is the dollar range of equity securities of the Funds owned by each Director as of December 31, 2011.

Name of Director	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Fund Ownership in all Funds Overseen by Director in Family of Investment Companies(2)
Charles H. Brunie	ZF–Over $100,000 ZTR–Over $100,000	Over $100,000

Wendy Luscombe	ZF–$10,001-$50,000 ZTR–$10,001-$50,000	$10,001-$50,000

Alden C. Olson	ZF–$10,001-$50,000 ZTR–$1-$10,000	$10,001-$50,000

James B. Rogers, Jr.	ZF–$10,001-$50,000 ZTR–$1-$10,000	$10,001-$50,000

R. Keith Walton	ZF–$10,001-$50,000 ZTR–$10,001-$50,000	$10,001-$50,000

George R. Aylward	ZF–$1-$10,000 ZTR–$1-$10,000	$1-$10,000

(1)	The information as to beneficial ownership is based on statements furnished to each Fund by its Directors and reflects ownership as of December 31, 2011. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares owned by him or her. The Directors and officers of the Funds, as a group, beneficially own less than 1% of the outstanding shares of each Fund.
(2)	Pursuant to the proxy rules of the SEC, ZF and ZTR are the only funds in the “Family of Investment Companies.”

Committees’ and Boards of Directors’ Meetings

Audit Committee Report

Each Fund’s Board of Directors has appointed a standing Audit Committee and adopted a written charter for the Audit Committee. Each Fund’s Audit Committee Charter is available on the Adviser’s website:

ZF Audit Committee Charter:

http://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/ZF/Governance/ZF_Audit_Committee_Charter.pdf

ZTR Audit Committee Charter:

http://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/ZTR/Governance/ZTR_Audit_Committee_Charter.pdf

The purposes of each Board’s Audit Committee are set forth in the Audit Committee Charter. In brief, the role of each Board’s Audit Committee is to assist the Board of Directors in its oversight of the respective Fund’s financial reporting process, including internal controls and the performance of the independent registered public accounting firm. As set forth in the Charter of each Board’s Audit Committee, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that each Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which duties are the responsibility of the Adviser and each Fund’s independent registered public accounting firm. The independent registered public accounting firm for each Fund is responsible for auditing that Fund’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, each Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. Each Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, “The Auditor’s Communication With Those Charged With Governance,” as currently in effect. Each Audit Committee also has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent registered public accounting firm’s independence. Finally, each Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independence of that independent registered public accounting firm.

The members of each Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing or evaluating auditor independence. The Board of Directors of each Fund has determined that Wendy Luscombe is an “audit committee financial expert,” as defined under Regulation S-K, Item 407(d)(5). The SEC has stated that the designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification. Each Audit Committee is in compliance with the New York Stock Exchange requirements applicable to closed-end fund audit committees, including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the Board. Members of each Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, each Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, an Audit Committee’s considerations and discussions referred to above do not assure that the audit of a Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s independent registered public accounting firm is in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committees referred to above and in the Audit Committee Charters, each Audit Committee recommended to its Board of Directors that the audited financial statements of the applicable Fund be included in the Fund’s annual report to shareholders for the year ended December 31, 2011. The members of each Audit Committee, Messrs. Brunie, Olson, Rogers and Walton and Ms. Luscombe, are “independent” within the meaning of the 1940 Act and the New York Stock Exchange corporate governance standards for audit committees applicable to closed-end funds.

Alden C. Olson

Charles H. Brunie

Wendy Luscombe

James B. Rogers, Jr.

R. Keith Walton

Nominating Committee

Messrs. Brunie, Olson, Rogers and Walton and Ms. Luscombe, each of whom is an Independent Director, are members of the Nominating Committee of each

Board of Directors. Each Fund’s Board of Directors has adopted a written charter for its Nominating Committee. Each Fund’s Nominating Committee Charter is available on the Adviser’s website at http://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/Nominating_Committee_Charter.pdf. Each Nominating Committee considers candidates for election to fill vacancies on the respective Fund’s Board of Directors.

Director nominees are identified based on persons known to the Boards of Directors or the Nominating Committees and any persons recommended to the Nominating Committees by shareholders or industry sources. Any recommendations made by shareholders or industry sources must be accompanied by a biography of the recommended candidate and should be submitted in writing to the principal executive office of the Funds, located at 101 Munson Street, Greenfield, MA 01301-9683, addressed to the Secretary of the Funds. For more information, see “Additional Information: Proposals for 2013 Meeting.”

Nominees are identified and evaluated based on the criteria and through the process described below. Members of the Nominating Committee as well as other Board members may identify potential candidates. Shareholders also may propose nominees pursuant to each Fund’s Bylaws. The evaluation process does not depend on the source of the recommendation. It is expected that all candidates for the Board will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) sound business judgment; and (iii) the commitment required to be an effective director, including, without limitation, the ability to attend meetings regularly. The Nominating Committee takes into consideration such other factors as it deems appropriate. Except as provided above, in nominating candidates, each Nominating Committee does not believe that certain qualifications are controlling or paramount or that specific qualifications or skills are necessary for a candidate to possess. Pursuant to policies and procedures contained in the Nominating Committee Charter, when assessing the qualifications of a potential nominee or Independent Director, the Nominating Committee considers such factors as it may deem relevant, including whether the candidate’s background, skills and experience will complement the background, skills and experience of other nominees and contribute to the diversity of the Board. These policies and procedures for identifying and evaluating candidates are implemented through discussion among Nominating Committee members. Each Nominating Committee may determine that a candidate who does not have all the qualifications referred to above should nevertheless be considered as a nominee if the Nominating Committee finds that the candidate’s qualifications, taken as a whole, demonstrate an equivalent level of qualification to serve as a director. Each Fund has adopted a policy requiring that any person whose seventy-fifth (75th) birthday would occur during such person’s term of service as a Director may not stand for election for such term; provided, however, that the Directors in office as of September 1, 2011 shall not be required to retire pursuant to the foregoing policy and shall be eligible to be nominated for re-election as a Director for one or more additional terms so long as the Director’s eighty-fifth (85th) birthday is not to occur during any such additional term. In assessing the effectiveness of its Nominating Committee Charter, each Nominating Committee shall recommend to its Fund’s Board any revisions or modifications to its Nominating Committee Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

Board of Directors’ and Standing Committees’ Meetings

Each Fund’s Board of Directors also has an Executive Committee, consisting of Wendy Luscombe and R. Keith Walton, each of whom is an Independent Director the Funds. The Executive Committee of the Board of Directors of each Fund, in the intervals between meetings of the Board of Directors, has all the authority of such Board of Directors, except as otherwise provided by that Fund’s Articles of Incorporation, Bylaws or applicable law; provided, however, that the Executive Committee shall not exercise its authority in a manner inconsistent with any action, direction, or instruction of the Board of Directors.

Each Fund’s Board of Directors held nine meetings during the year ended December 31, 2011. Each Fund’s Nominating Committee held two meetings during the year ended December 31, 2011, and met on February 7, 2012, at which time each Nominating Committee recommended the nominees for election to the Board. Each Fund’s Audit Committee held three meetings during the year ended December 31, 2011. Each Fund’s Executive Committee held no meetings during the year ended December 31, 2011. All of the Directors attended at least 75% of the total number of Board meetings, and his or her respective committee meetings, held during the year ended December 31, 2011.

Boards’ Role in Risk Oversight

Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of each Board’s general oversight of the respective Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs. Each of the Adviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions, business model and compliance structure. As a result, the Boards recognize that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate the occurrence or effects of all of such risks. As part of its regular oversight of the Funds, the respective Board, directly or through a committee, interacts with and reviews reports from, among others, the Adviser (and its officers and employees), each Fund’s Chief Compliance Officer, and the independent registered public accounting firm for the Fund, as appropriate, that include risks faced by the Fund and applicable risk functions. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The Boards’ Leadership Structure

George R. Aylward, an interested person of each Fund, serves as each Fund’s Chairman of the Board, Chief Executive Officer and President. Mr. Aylward’s combined role as Chairman, Chief Executive Officer and President promotes unified leadership and direction for each Fund’s Board of Directors and executive management and allows for a single, clear focus for the chain of command to execute each Fund’s initiatives and plans.

The Independent Directors have designated two co-lead Independent Directors of each Fund, Wendy Luscombe and R. Keith Walton. The co-lead Independent Directors’ roles are defined as follows:

•	Chair meetings or executive sessions of the Independent Directors;
•	Review and comment on each Board’s meeting agendas;
•	Represent the views of the Independent Directors to management; and
•	Facilitate communication among the Independent Directors and their counsel.

As noted, each Board has established an Executive Committee, a Nominating Committee and an Audit Committee to assist each Board in the oversight and direction of the business and affairs of each Fund, and from time to time may establish informal working groups to review and address the policies and practices of each Fund with respect to certain specified matters.

The Board of each Fund has determined that the Board’s leadership structure is appropriate for that Fund, taking into account that Fund’s specific characteristics and circumstances, in light of the fact that: (i) all of the directors, except the Chairman, are independent; (ii) it provides for oversight of the business operations of the Fund by experienced Independent Directors, with two co-lead Independent Directors and separate committee chairmen; (iii) by having Mr. Aylward in the combined role as Chairman, Chief Executive Officer and President, it allows for unified leadership and direction for each Fund’s Board of Directors and executive management; (iv) by having two co-lead Independent Directors, it helps to ensure timely communication between management and the Independent Directors and among the Independent Directors; (v) it allows the Board to exercise informed and independent judgment over the matters under its purview and specific to that Fund; (vi) it strikes an effective balance between management and Independent Director participation in the Board process; and (vii) it allocates areas of responsibility among committees of each Board’s members and the full Board in a manner that enhances effective oversight.

Shareholder Communications

Any shareholder that wishes to communicate with the Boards of Directors or a specific Director may do so by submitting correspondence in writing to the principal executive office of the Funds, located at 101 Munson Street, Greenfield, MA 01301-9683, specifying the intended addressee. Shareholder communications addressed to the Boards of Directors will be forwarded promptly after receipt to George R. Aylward, President of the Funds, for review. Mr. Aylward will review each such communication in order to determine whether the communication should be relayed directly to each Board member. Shareholder communications that Mr. Aylward determines to involve routine matters will be forwarded to the Funds’ Administrator and/or officers of the Funds for review and response, and Mr. Aylward will report to the full Board, as appropriate, on the nature and substance of such communications. Shareholder communications that Mr. Aylward determines involve non-routine matters will be forwarded to each member of the Board for review. Shareholder communications addressed to a specific Director will be forwarded to the addressee promptly upon receipt.

It is the Funds’ policy that all Directors attend the annual shareholders meeting, if reasonably possible. All of the Directors attended the joint annual meeting of ZF and ZTR in 2011.

THE BOARDS OF DIRECTORS OF ZF AND ZTR UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE RE-ELECTION OF THE NOMINEES.

PROPOSALS 2.A AND 2.B

REVISE INVESTMENT OBJECTIVE AND RECLASSIFY THE INVESTMENT OBJECTIVE AS “NON-FUNDAMENTAL”

At meetings of the Board of each Fund held on February 7, 2012 and March 9, 2012 (each, a “Board Meeting”), each Board approved changes to its respective Fund’s investment strategies. These changes were recommended by the Adviser as a means to seek to enhance the returns of the Fund. In connection with such changes, the Board of each Fund approved changes to its respective Fund’s investment objective, subject to shareholder approval that were also recommended by the Adviser for the same purpose. Additionally, the Boards also approved, subject to shareholder approval, classifying each Fund’s proposed new investment objective as “non-fundamental.” This would mean that a shareholder vote would not be required to change the investment objective in the future. This is designed to provide the Board of each Fund greater flexibility to alter the Fund’s investment objective when it is in the best interests of shareholders without incurring the costs and delays connected with proxy solicitations.

PROPOSAL 2.A — TO REVISE EACH FUND’S INVESTMENT OBJECTIVE

Each Fund has an investment objective, or goal, of its investment program.

ZF’s Investment Objective

ZF’s current investment objective is capital appreciation, primarily through investment in equity securities, consistent with the preservation of capital and reduction of risk. At the March Board Meeting, the Board of ZF approved changing the Fund’s investment objective to capital appreciation, with income as a secondary objective, subject to shareholder approval.

At the February Board Meeting, the Board approved changing ZF’s investment strategy effective March 2012. The Fund will continue to invest in equity securities that are widely diversified by both industry and number of issuers, using the same proprietary stock selection process which incorporates a Growth at a Reasonable Price (“GARP”) philosophy to invest primarily in large capitalization companies (but may invest in mid- and small-cap issuers as well). However, the asset allocation strategy has been adjusted to use cash tactically and for defensive purposes, when deemed appropriate. Under the new strategy, the Adviser also places greater emphasis on the current income generated by equity securities that meet the Adviser’s GARP criteria. Security selection continues to be driven by a top-down approach focused on an econometric analysis of each sector, followed by a detailed analysis of securities at an industry group level. A fundamental analysis is then conducted within the industries to identify securities that the portfolio managers believe offer superior return opportunity. In connection with these changes in investment strategy, at the March Board Meeting the Board also approved increasing the Fund’s ability to borrow from 20% to 33 1/3% of the Fund’s net assets, subject to shareholder approval, as discussed later in this Joint Proxy Statement.

Each of these changes was approved in order to seek to improve ZF’s performance and enhance the returns to shareholders. The Adviser considers the proposed changes in the Fund’s investment objective to be appropriate in light of these strategy changes.

Accordingly, the Board of ZF has proposed that shareholders approve changing the Fund’s investment objective as set forth below.

Current Investment Objective	Proposed Investment Objective
The Fund’s investment objective is capital appreciation, primarily through investment in equity securities, consistent with the preservation of capital and reduction of risk, as determined by the Fund’s Investment Adviser.	The Fund’s investment objective is capital appreciation, with income as a secondary objective.

ZTR’s Investment Objective

ZTR’s current investment objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. At the March Board Meeting, the Board of ZTR approved changing the Fund’s investment objective to seeking total return, consisting of capital appreciation and income, subject to shareholder approval.

At the February Board Meeting, the Board approved changing ZTR’s investment strategy effective March 2012. Under the previous asset allocation methodology, the Fund’s investments in equity securities were generally limited to 50% of its net assets. Under the new strategy, equity limits have been eliminated. The asset allocation strategy will now use cash for both tactical and defensive purposes, when deemed appropriate. Further, the Fund’s ability to invest in fixed income securities was expanded to include greater exposure to corporate bonds and sovereign debt of other countries. ZTR’s investments in non-convertible debt securities remain primarily investment grade, but the Fund also continues to be permitted to invest in high yield securities, and the previous 10% limit on non-convertible debt securities rated below the two highest rating categories of Moody’s Investors Services, Inc. or Standard & Poor’s Ratings Services has been eliminated.

Each of these changes was approved in order to seek to improve ZTR’s performance and enhance the returns to shareholders. The Adviser considers the proposed changes in the Fund’s investment objective to be appropriate in light of these strategy changes.

Accordingly, the Board of ZF has proposed that shareholders approve changing the Fund’s investment objective as set forth in the chart below.

Current Investment Objective	Proposed Investment Objective
The Fund’s investment objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital.	The Fund’s investment objective is to seek total return, consisting of capital appreciation and income.

PROPOSAL 2.B — TO RECLASSIFY EACH FUND’S INVESTMENT OBJECTIVE AS “NON-FUNDAMENTAL”

As stated above, each Fund’s investment objective is fundamental and can therefore not be changed without shareholder approval. There is no requirement that a fund’s investment objective be fundamental. At the March Board Meeting, the Board of each Fund approved reclassifying each Fund’s proposed new investment objective as non-fundamental, subject to shareholder approval. If approved by shareholders, this would mean that each Board would be able to change each Fund’s investment objective in the future without shareholder vote. Each Board determined that this proposal would benefit each Fund and its shareholders giving the Board the flexibility to more easily alter the Fund’s investment objective when the Board believes it is in the best interests of shareholders or when necessary to comply with possible future regulatory changes. Additionally, this change would also eliminate the expense of and unnecessary delays associated with proxy solicitations. Each Fund’s shareholders would receive notice – prior to its implementation – of any change to a Fund’s investment objective that has been approved by the Board. Accordingly, each Board of each Fund concluded that it would be in the best interests of the Fund and its shareholders, to approve this Proposal. The classification of an investment company’s investment objective as “fundamental” or “non-fundamental” has no impact on the management of the fund in furtherance of that objective.

THE BOARDS OF DIRECTORS OF ZF AND ZTR UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE REVISIONS TO EACH FUND’S INVESTMENT OBJECTIVE AND THE RECLASSIFICATION OF THE INVESTMENT OBJECTIVE OF THE FUNDS AS “NON-FUNDAMENTAL.”

PROPOSALS 3.A THROUGH 3.K

APPROVAL TO AMEND OR ELIMINATE CERTAIN

FUNDAMENTAL INVESTMENT RESTRICTIONS

Background

The 1940 Act requires a registered investment company, including the Funds, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as “fundamental” policies. In addition, certain of the Fund’s fundamental policies were adopted to reflect certain regulatory, business or industry conditions that are no longer in effect. As a result, many of the current restrictions unnecessarily limit the investment strategies available to the Adviser in managing each Fund’s assets.

Changes to the Funds’ fundamental investment policies as proposed in Proposal 3 are intended to benefit the Funds and their shareholders in the following ways: (i) each of these changes is designed to provide the applicable Fund with greater investment flexibility to pursue its investment objective and principal investment strategies and respond to a changing investment environment and (ii) by reducing to a minimum those policies that can be changed only by shareholder vote, the Funds in the future may be able to avoid the costs and delay associated with holding shareholder meetings to address issues relating to fundamental investment policies.

These Proposals are intended to modernize the fundamental investment policies of the Funds as set forth below by amending or eliminating certain fundamental investment policies. Each Proposal relates to a particular fundamental restriction. Shareholders are being asked to vote separately on each Proposal for each Fund. If a Proposal is approved by shareholders at the Meeting, the proposed change to that fundamental investment policy will be adopted by the Fund. Each approved Proposal will take effect as soon as reasonably practicable following approval at the Meeting. If shareholders do not approve any Proposal, the current investment policy or policies contained in that Proposal will remain in effect.

While Proposal 3 is intended to, among other things, provide the Adviser with greater flexibility in managing each Fund’s portfolio, the Funds would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as each Fund’s investment strategies, objectives and policies.

PROPOSAL 3.A — TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS FOR EACH FUND REGARDING DIVERSIFICATION

The Board of each Fund has proposed that shareholders of each Fund approve an amendment to the fundamental investment restrictions regarding diversification.

Under the current investment restriction, ZF may not “with respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer. This investment restriction does not apply to investments in U.S. Government Securities.” Additionally, ZF may not “purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer.”

Under the current investment restriction, ZTR may not “with respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer. This investment restriction does not apply to investments in U.S. Government Securities.” Additionally, ZTR may not “purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer. This investment restriction does not apply to investments in U.S. Government Securities.”

The proposed investment restriction would state that each Fund “may not, with respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment (a) more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer, or (b) the Fund would own more than 10% of the outstanding voting securities, or any class of securities, of any one issuer. This investment restriction does not apply to investments in U.S. Government Securities.”

Rationale

Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is “diversified” or “non-diversified,” as those terms are defined in the 1940 Act. As the term “diversified” is used in the 1940 Act, and as reflected in the Funds’ current fundamental investment restrictions, a diversified portfolio may not, with respect to 75% of its total assets, (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding securities of such issuer (the “75% test”). Under the 1940 Act, a “non-diversified” portfolio is any portfolio that is not considered diversified and is not, therefore, constrained by the 75% test.

No change is being proposed to each Fund’s designation as a diversified Fund. The 10% limitation in the current fundamental investment restriction regarding diversification (see below) applies to all of each Fund’s assets. The Board of each Fund has approved eliminating this 10% limitation, and adding a 10% limitation to the fundamental investment restriction applying to 75% of each Fund’s total assets to more closely reflect the 75% test. Consequently, under the proposed restriction, 25% of each Fund’s assets are in a basket that is excluded from the limitations and each Fund would be permitted to invest in a smaller number of issuers than the Fund is currently permitted to invest in. If a Fund were to invest in a smaller number of issuers, the performance of a single issuer could have a greater impact on such Fund’s net asset value and market share price. Thus, a Fund could be exposed to increased volatility to the extent it invests in a smaller number of issuers.

Accordingly, the Board of each Fund has proposed that shareholders approve an amendment to the fundamental investment restrictions regarding diversification as described above.

PROPOSAL 3.B — TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH FUND REGARDING SENIOR SECURITIES

The Board of each Fund has proposed that shareholders of each Fund approve an amendment to the fundamental investment restriction regarding purchasing senior securities.

Under its current investment restriction, ZF “may not issue senior securities, as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in paragraph 10 above.1 (For the purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, writing of stock options and collateral arrangements with respect to margin for futures contracts or related options are not deemed to be a pledge of assets; and neither such arrangements nor the purchase or sale of futures contracts or purchases of related options are deemed to be the issuance of a senior security.)”

[1]

ZF’s fundamental investment restriction number 10 currently states that the Fund may not borrow money, except (i) for temporary emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets at the time the loan is made; or (ii) in an amount not greater than 33 1/3% of the Fund’s net assets; provided that the Fund maintains asset coverage of 300% with respect to such borrowings. However, as discussed below, the Board of ZF has recommended that shareholders approve a revisions to this fundamental investment restriction.

Under its current investment restriction, ZTR “may not issue senior securities, as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in 7, above.2 For the purposes of this investment restriction and 7, above, collateral or escrow arrangements with respect to the making of short sales, writing of stock options, purchase of securities on a forward commitment or delayed-delivery basis, and purchase of foreign currency forward contracts and collateral arrangements with respect to margin for futures contracts and foreign currency forward contracts or related options are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts, foreign currency forward contracts or related options are deemed to be the issuance of a senior security.”

The proposed investment restriction would state that each Fund “may not issue senior securities in contravention of the Investment Company Act of 1940.”

Rationale

The 1940 Act generally limits closed-end funds from issuing senior securities; however closed-end funds are permitted to engage in certain types of transactions that might be considered “senior securities” as long as certain conditions are satisfied. The Fund may utilize transactions that may be considered to give rise to “senior securities” only in accordance with applicable regulatory requirements under the 1940 Act.

Under the Funds’ current fundamental investment restriction, each Fund is prohibited from issuing senior securities except for senior securities issued in connection with permitted borrowings for which the proper level of asset coverage is maintained as required by Section 18 of the 1940 Act or SEC interpretation. As is the case with borrowed money, as described in Proposal 3.D below, the 1940 Act prohibits a closed-end investment company from issuing any class of senior security or selling any senior security of which it is the issuer, that represents indebtedness, unless immediately after such issuance or sale the investment company will have asset coverage of at least 300% (i.e., the value of such senior securities may not exceed 33 1/3% of the fund’s total assets). Amending the

[2]

ZTR’s fundamental investment restriction number 7 currently states that the Fund may not borrow money (through reverse repurchase agreements or otherwise), except (i) for temporary emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets at the time the loan is made; or (ii) in an amount not greater than 33 1/3% of the Fund’s total assets. However, as discussed below, the Board of ZTR has recommended that shareholders approve a revisions to this fundamental investment restriction.

fundamental investment restriction regarding senior securities will allow the Funds additional investment flexibility to issue these securities if the 1940 Act is amended or interpreted to allow this. Since the proposed restriction will provide each Fund with greater flexibility to issue senior securities, each Fund may be subject to additional costs and risks. For example, upon engaging in activities which could be viewed as senior securities, each Fund could experience increased risks due to the effects of leveraging.

Accordingly, the Board of each Fund has proposed that shareholders approve an amendment to the fundamental investment restriction regarding senior securities as set forth above.

PROPOSAL 3.C — TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH FUND REGARDING INVESTING IN COMMODITIES

The Board of each Fund has proposed that shareholders of each Fund approve an amendment to the fundamental investment restriction regarding investing in commodities.

Under its current investment restriction, ZF “may not purchase or sell commodities or futures contracts or options on commodity or futures contracts, except if: (i) the purchase or sale of futures contracts or options thereon is to hedge the Fund’s existing portfolio of securities, or to anticipate a market or market sector advance; and (ii) the Fund creates, at the time of its purchase of a futures contract, a segregated account with its Custodian consisting of cash, U.S. Government Securities or other appropriate high-grade debt obligations in an amount equal to the total market value of such contract, less the amount of initial margin for such contract.”

Under its current investment restriction, ZTR “may not purchase or sell commodities or commodity or futures contracts or options on commodity or futures contracts except in compliance with such rules and interpretations of the Commodity Futures Trading Commission which exempt the Fund from regulation as a commodity pool operator.”

The proposed investment restriction would state that each Fund “may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.”

Rationale

The current fundamental investment restriction regarding commodities prohibits the Funds from investing in commodities or commodity contracts, except in limited circumstances. The proposed fundamental investment restriction more clearly indicates that this limitation applies to physical commodities or contracts relating to physical commodities.

The proposed fundamental investment restriction permits each Fund to purchase and sell derivatives to the extent permitted by the 1940 Act. These derivatives include, for example, options, futures contracts and options on futures contracts. The proposed restriction does not impose percentage limitations and applies to futures transactions for both hedging and non-hedging purposes. However, the ability of the Funds to engage in futures contracts and options on futures will remain subject to applicable rules of the Commodity Futures Trading Commission (“CFTC”). The CFTC has adopted certain rule amendments that significantly affect the use of futures and related options by investment companies, and these may subject one or both Funds, as well as the Adviser, to regulation by the CFTC. These amendments are not yet effective and their scope of application is still uncertain.

While the use of derivatives may guard against potential risks, it can eliminate some opportunities for gains. Certain derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Funds.

Accordingly, the Board of each Fund has proposed that shareholders approve an amendment to the fundamental investment restriction regarding investing in commodities as set forth above.

PROPOSAL 3.D — TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR ZF REGARDING BORROWING

The Board of ZF has proposed that shareholders of ZF approve an amendment to the fundamental investment restriction regarding borrowing.

Under its current investment restriction, ZF “may not borrow money, except (i) for temporary emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets at the time the loan is made; or (ii) in an amount not greater than 20% of the Fund’s net assets; provided that the Fund maintains asset coverage of 300% with respect to such borrowings.”

The proposed investment restriction would state that ZF “may not borrow money (through reverse repurchase agreements or otherwise), except in an amount not greater than 33 1/3% of the Fund’s total assets.”

Rationale

Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. Under Section 18 of the 1940 Act, a fund generally may not borrow money in amounts greater than 33 1/3% of the fund’s total assets, including the amount borrowed and is not permitted to incur indebtedness unless immediately after such incurrence the fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of the indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the fund’s total assets). The proposed fundamental investment restriction would permit ZF to borrow for any purpose to the full extent permitted by the 1940 Act. Borrowing tends to exaggerate the effect on a fund’s net asset value per share of any changes in the market value of the fund’s portfolio securities. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed funds.

Accordingly, the Board of ZF has proposed that shareholders approve an amendment to the fundamental investment restriction regarding borrowing as set forth above.

PROPOSAL 3.E — TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR ZF REGARDING LENDING

The Board of ZF has proposed that the shareholders of ZF approve an amendment to the fundamental investment restriction regarding lending.

Under its current investment restriction, ZF “may not make loans of money, except that the Fund may purchase publicly distributed debt obligations consistent with its investment objective and policies, and the Fund may make loans of portfolio securities; provided that the loan is collateralized by cash or cash equivalents or U.S. Government Securities in an amount equal, on a daily basis, to the market value of the securities loaned; and provided further that immediately after giving effect to any such loan, the aggregate amount of all outstanding loans of securities does not exceed 20% of the current market value of the Fund’s net assets.”

The proposed investment restriction would state that ZF “may not make loans of money, except to the extent permitted by the Investment Company Act of 1940, as amended.”

Rationale

Under the current fundamental investment restriction regarding lending, ZF is prohibited from lending money, except, among other conditions, if the aggregate amount of all outstanding loans of securities does not exceed 20% of the current market value of the Fund’s net assets. Current SEC guidance limits loans of a fund’s securities to 33 1/3% of the fund’s assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The proposed fundamental investment restriction would permit ZF to engage in lending to the full extent permitted by the 1940 Act. However, it is not currently anticipated that ZF would engage in forms of lending in addition to their current lending practices. Lending securities, as with other extensions of credit, involves risk and the possibility that the borrower may fail to honor its obligations, causing a loss for a fund.

Accordingly, the Board of ZF has proposed that shareholders approve an amendment to the fundamental investment restriction regarding lending as set forth above.

PROPOSAL 3.F — TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH FUND REGARDING PURCHASING SECURITIES ON MARGIN

The Board of each Fund has proposed that shareholders of each Fund approve the elimination of the fundamental investment restriction regarding purchasing securities on margin.

Under its current investment restriction, ZF “may not purchase any securities on margin, except that the Fund may make margin deposits in connection with any futures contracts or any options it may purchase or write. Effecting short sales, to the extent permitted by paragraph 12 below,3 does not constitute a margin purchase for purposes of this investment restriction.”

Under its current investment restriction, ZTR “may not purchase any securities on margin. For purposes of this investment restriction, the following do not constitute margin purchases: (i) effecting short sales, to the extent permitted by (9) below;4 (ii) making margin deposits in connection with any futures contracts or any options the Fund may purchase, sell or write; or (iii) entering into any currency transactions.”

[3]

Please see Proposal 3.G, below, for ZF’s fundamental investment restriction number 12 regarding short sales. As discussed below, the Board of ZF has recommended that shareholders approve the elimination of this fundamental investment restriction.

[4]

Please see Proposal 3.G, below, for ZTR’s fundamental investment restriction number 9 regarding short sales. As discussed below, the Board of ZTR has recommended that shareholders approve the elimination of this fundamental investment restriction.

Rationale

Each Fund’s fundamental investment restriction restricting margin activities was based on requirements no longer applicable to closed-end funds and, therefore, may be eliminated from each Fund’s fundamental investment restrictions. Although Section 12(a)(1) of the 1940 Act makes it unlawful for an investment company, in contravention of any applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for the clearance of transactions, the SEC has not in fact adopted any such rules or issued any such orders Instead, the use of margin is governed by Section 18 of the 1940 Act (discussed in proposal 3.B and 3.D above) and stock exchange and other rules. Therefore, this fundamental investment restriction may be eliminated, which will provide the Funds with additional investment flexibility to engage in otherwise permissible activities to the extent provided by the 1940 Act and stock exchange and other rule. Margin purchases involve borrowing money from a broker to purchase securities. The risks associated with purchasing securities on margin are generally similar to those of borrowing money. For a discussion of those risks, please see Proposal 3.D, above.

Accordingly, the Board of each Fund has proposed that shareholders approve the elimination of the fundamental investment restriction regarding purchasing securities on margin as set forth above.

PROPOSAL 3.G — TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH FUND REGARDING SHORT SALES

The Board of each Fund has proposed that shareholders of each Fund approve the elimination of the fundamental investment restriction regarding short sales.

Under its current investment restriction, ZF “may not make any short sales of securities, unless, if, at the time the short sale is made and after giving effect thereto, (i) the market value of all securities sold short is 25% or less of the value of the Fund’s net assets, (ii) the market value of such securities sold short which are not listed on a national securities exchange does not exceed 10% of the Fund’s net assets, (iii) the market value of all securities sold short of any one issuer does not exceed 2% of the Fund’s net assets, (iv) short sales are not made of more than 2% of the outstanding securities of one class of any issuer, and (v) the Fund maintains collateral deposits consisting of cash or U.S. Government Securities in a segregated account which are at all times equal to 100% of the current market value of the securities sold short. This investment restriction does not apply to short sales ‘against-the-box.’”

Under its current investment restriction, ZTR “may not make any short sales of securities, unless at the time the short sale is made and after giving effect thereto, (i) the market value of all securities sold short is 25% or less of the value of the Fund’s total assets, (ii) the market value of such securities sold short which are not listed on a national securities exchange does not exceed 10% of the Fund’s total assets, (iii) the market value of all securities of any one issuer sold short does not exceed 2% of the Fund’s total assets, (iv) short sales are not made of more than 2% of the outstanding securities of one class of any issuer, and (v) the Fund maintains collateral deposits consisting of cash or U.S. Government Securities in a segregated account which, together with collateral deposited with the broker-dealer, are at all times equal to 100% of the current market value of the securities sold short. This investment restriction does not apply to short sales ‘against the box.’ For the purposes of this investment restriction, sales of securities on a when-issued or delayed-delivery basis are not considered to be short sales.”

Rationale

Each Fund has a fundamental policy that prohibits the Fund from making short sales of securities unless certain conditions are met. Short sales are transactions in which a Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. Other risks and costs to a Fund of engaging in short sales include that the Fund may be required to sell securities it would otherwise retain in order to raise cash to replace the borrowed securities, thus foregoing possible gains and/or selling at inopportune times, as well as incurring transaction costs.

This policy is not required under the 1940 Act to be among a fund’s fundamental investment policies and elimination of this policy will afford the Funds greater investment flexibility. However, notwithstanding the above, it is not anticipated that the current proposal will change the managers’ strategies with regard to short sales.

Accordingly, the Board of each Fund has proposed that shareholders approve the elimination of the fundamental investment restriction regarding short sales as set forth above.

PROPOSAL 3.H — TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH FUND REGARDING PURCHASING “RESTRICTED” SECURITIES

The Board of each Fund has proposed that shareholders of each Fund approve the elimination of the fundamental investment restriction regarding purchasing “restricted” securities.

Under its current investment restriction, each Fund “may not invest more than 10% of the Fund’s total assets in securities that at the time of purchase are subject to restrictions on disposition under the Securities Act of 1933, as amended.”

Rationale

Each Fund has a fundamental policy of not investing more than 10% of its total assets in securities that at the time of purchase are “restricted” under the Securities Act. This policy is not required under the 1940 Act to be among a fund’s fundamental investment policies. Furthermore, this policy limits the ability of each Fund to acquire securities that are eligible for resale under Rule 144A under the Securities Act, because such securities are considered “restricted,” even if a liquid market exists for them. The Fund’s peers are generally not subject to this outdated restriction. Section 4(2) of the Securities Act of 1933 (“Securities Act”) does not require the registration of securities that are sold by means other than through a “public offering.” To rely on this exception from the Securities Act registration requirement, sales of securities by entities other than the issuer may also not be done through public offerings. Therefore, the issuer must place “restrictions” on the resale of such securities. Eliminating this fundamental investment restriction will provide the Funds with additional investment flexibility allowed by many of their peers to engage in otherwise permissible activities to the extent provided in the 1940 Act. However, notwithstanding the above, it is not currently anticipated that either Fund’s investment strategy will be changed to invest in restricted securities in excess of 10% of the Fund’s total assets. Restricted securities are subject to the risk that it may be difficult or impossible to sell the security at the time and the price that a Fund would expect. Transaction costs may be higher for restricted securities than for more liquid securities.

Accordingly, the Board of each Fund has proposed that shareholders approve the elimination of the fundamental investment restriction regarding purchasing “restricted” securities as set forth above.

PROPOSAL 3.I — TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR ZF REGARDING INVESTING IN UNSEASONED ISSUERS

The Board of ZF has proposed that shareholders of ZF approve the elimination of the fundamental investment restriction regarding investing in securities of unseasoned issuers.

Under its current investment restriction, ZF “may not invest more than 5% of its total assets in securities of issuers that, at the time of purchase, have a record, together with predecessors, of less than three years of continuous operation. This investment restriction does not apply to investments in U.S. Government Securities.”

Rationale

The Fund’s fundamental investment policy on investments in unseasoned issuers was based on requirements no longer applicable to closed-end funds. Therefore, eliminating this fundamental investment restriction will provide ZF with additional investment flexibility to engage in otherwise permissible activities. Unseasoned issuers are start-up companies or other newly-launched enterprises with shorter operating histories. Compared to more established or larger companies, unseasoned issuers are more likely to have more erratic businesses, more limited product lines and distribution channels, fewer capital resources and more limited management depth. Securities of unseasoned issuers are more likely to experience sharper swings in market value and be less liquid than those of more established companies.

Accordingly, the Board of ZF has proposed that shareholders approve the elimination of the fundamental investment restriction regarding investing in securities of unseasoned issuers as set forth below.

PROPOSAL 3.J — TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR ZF REGARDING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Board of ZF has proposed that shareholders of ZF approve the elimination of the fundamental investment restriction regarding investments in the securities of other investment companies.

Under its current investment restriction, ZF “may not purchase securities of other investment companies, except in connection with a merger, consolidation,

acquisition or reorganization, if more than 10% of the market value of the Fund’s total assets would be invested in securities of other investment companies, more than 5% of the market value of the Fund’s total assets would be invested in the securities of any one investment company, or the Fund would own more than 3% of any other investment company’s securities.”

Rationale

ZF’s fundamental investment policy on investments in other investment companies was based on requirements no longer applicable to closed-end funds. Moreover, in the absence of this policy, ZF is still subject to the limitations on investments in other investment companies imposed on all closed-end funds under Section 12(d) of the 1940 Act. In general, under Section 12(d)(1)(A) of the 1940 Act, an investment company (“Acquiring Fund”) cannot acquire shares of another investment company (“Acquired Fund”) if, after the acquisition, (i) the Acquiring Fund would own more than 3% of the Acquired Fund’s securities; (ii) more than 5% of the total assets of the Acquiring Fund would be invested in the Acquired Fund; and (iii) more than 10% of the total assets of the Acquiring Fund would be invested in other investment companies (including the Acquired Fund). Therefore, eliminating this fundamental investment restriction will provide ZF with additional investment flexibility to engage in otherwise permissible activities to the extent permissible under the 1940 Act. To the extent ZF invests a portion of its assets in shares of other investment companies, ZF also will bear its proportionate share of the fees and expenses incurred by the purchased investment company in addition to its own expenses.

Accordingly, the Board of ZF has proposed that shareholders approve the elimination of the fundamental investment restriction regarding investments in other investment companies as set forth below.

PROPOSAL 3.K —

TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR ZF REGARDING INVESTING IN INTERESTS IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS

The Board of ZF has proposed that the shareholders of ZF approve the elimination of the fundamental investment restriction regarding investing in interests in oil, gas or other mineral exploration or development programs.

Under its current investment restriction, ZF “may not purchase participations or other direct interests in oil, gas or other mineral exploration or development programs; provided that the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.”

Rationale

ZF’s fundamental investment policy regarding investments in other interests in oil, gas or other mineral exploration or development programs was based on requirements no longer applicable to closed-end funds. Therefore, eliminating this fundamental investment restriction will provide ZF with additional investment flexibility to engage in otherwise permissible activities. However, ZF does not currently intend to invest in oil, gas or other mineral exploration or development programs. Investments in oil, gas, and other mineral leases, rights or royalty contracts, and in securities which derive their value in part from such instruments, entail certain risks, including price volatility, risks of political and social disturbances, and foreign risks such as the existence of multinational cartels and competition.

Accordingly, the Board of ZF has proposed that shareholders approve the elimination of the fundamental investment restriction regarding investing in interests in oil, gas or other mineral exploration or development programs as set forth above.

THE BOARDS OF DIRECTORS OF ZF AND/OR ZTR UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE AMENDMENTS TO OR ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS DISCUSSED IN PROPOSAL 3.

PROPOSAL 4

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

Background

Shareholders of each Fund are being asked to approve an amendment to each Fund’s investment advisory agreement between the Fund and Zweig Advisers LLC. The Adviser has served as the investment adviser of ZF and ZTR since each Fund’s inception. The Adviser’s principal business office is located at 100 Pearl Street, Hartford, CT 06103. All of the Adviser’s outstanding equity interests are indirectly owned by Virtus Investment Partners, Inc. (“Virtus”). Virtus is located at 100 Pearl Street, 9th Floor, Hartford, Connecticut 06103. As of December 31, 2011, Virtus and its affiliated managers had approximately $34.6 billion in assets under management. Virtus’s money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

Under the investment advisory agreement between each Fund and Zweig Advisers LLC (together, the “Current Agreements”), the Adviser is responsible for the actual management of each Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the 1940 Act. For the services provided by the Adviser under the applicable Current Agreement, ZF pays the Adviser a monthly fee equal, on an annual basis, to 0.85% of ZF’s average daily net assets and ZTR pays the Adviser a monthly fee equal, on an annual basis, to 0.70% of ZTR’s average daily net assets. Shareholders are being asked to approve an amendment to the applicable agreement (together, the “Amended Agreements” and together with the Current Agreements, the “Agreements”) such that ZF would pay the Adviser a monthly fee equal, on an annual basis, to 0.85% of ZF’s average daily managed assets and ZTR would pay the Adviser a monthly fee equal, on an annual basis, to 0.70% of ZTR’s average daily managed assets. For this purpose, managed assets is defined as the total assets of a Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

Rationale for the Proposal

The Board of each Fund believes that the guiding principle for compensating the Adviser should continue to be that the Adviser’s compensation accurately reflect the full size and scope of the Fund’s portfolio. Accordingly, at the Meeting, shareholders are being asked to approve the Amended Agreements, which calculate the Adviser’s management fee based on “managed assets,” which include all assets attributable to borrowing. To the extent a Fund borrows money, the use of such leverage may enhance a Fund’s returns, but it may also magnify potential losses. The Adviser would expend additional resources in managing the amounts borrowed, and to the extent a Fund utilizes any leverage, the leverage would increase the complexity of the administrative responsibilities of the Adviser in connection with securing and monitoring this leverage for the Funds. The Board believes it is appropriate to compensate the Adviser for the effort and resources necessary to manage the leverage amounts.

Terms of the Current Agreements and Amended Agreements

At the February Board Meeting, the Board of each Fund, including all of the Independent Directors, approved the amendments to the Current Agreements to reflect the proposed revisions to each Fund’s advisory fee. The form of each Amended Agreement, marked to show changes from the Current Agreements, is attached to this proxy statement as Appendix A.

The following summary of the terms of the each Agreement is qualified in its entirety by reference to the attached forms of the Agreements.

Approval.    The Current Agreements, each dated March 1, 1999, were initially approved by each Fund’s shareholders on February 25, 1999, and were most recently approved by each Fund’s Board of Directors on February 7, 2012. The proposed Amended Agreements, if approved by shareholders, would take effect on June 1, 2012.

Responsibilities.    Under each of the Current and Amended Agreements, the Adviser is responsible for the management of each Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the 1940 Act. The Adviser is also obligated to provide each Fund with such executive, data processing, clerical, accounting and bookkeeping services and statistical and research data as are deemed advisable by the Fund’s Board of Directors, except to the extent these services are provided by an administrator hired by the Fund.

Fees.    For the services provided by the Adviser under the Current Agreements, ZF pays the Adviser a monthly fee computed at the annual rate of 0.85% of ZF’s average daily net assets during the previous month and ZTR pays the Adviser a monthly fee computed at the annual rate of 0.70% of ZTR’s average daily net assets during the previous month. For the fiscal year ended December 31, 2011, ZF accrued investment advisory fees to the Adviser of $2,810,000 and ZTR accrued investment advisory fees to the Adviser of $3,727,000 under the Current Agreements.

Under the Amended Agreements, the advisory fees would be revised such that ZF would pay the Adviser a monthly fee computed at the annual rate of 0.85% of ZF’s average daily managed assets (rather than net assets) during the previous month and ZTR would pay the Adviser a monthly fee computed at the annual rate of 0.70% of ZTR’s average daily managed assets (rather than net assets) during the previous month. As noted above, managed assets is defined as the total assets of a Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

Expenses.    Each of the Current and Amended Agreements obligates the Adviser to pay all expenses from the performance of its obligations under the Agreement, as well as the fees of all Directors of the Fund who are employees of the Adviser or any of its affiliates. Each Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of attorneys and independent auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of the Fund’s common stock, expenses in connection with the Fund’s “Distribution Reinvestment” and “Cash Purchase Plan,” membership fees in trade associations, expenses of registering and qualifying shares of the Fund’s common stock for sale under Federal and state securities laws, expenses of obtaining and maintaining any stock exchange listings of the Fund’s common stock, expenses of printing and distributing reports, prospectuses, notices and proxy materials to existing shareholders, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account services, expenses of auditors and escrow agents, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders’ meetings, fees and disbursements of any administrator to the Fund and transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees of Directors of the Fund who are not employees of the Adviser or its affiliates, out-of-pocket expenses of Directors related to attending meetings, insurance premiums and litigation, indemnification and other expenses not expressly provided for in the relevant Agreement or the administration agreement with the Administrator.

Standard of Care.    Each of the Current and Amended Agreements provides that the Adviser’s liability to a Fund and its shareholders is limited to situations involving its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the Agreements.

Term and Termination.    Each of the Current and Amended Agreements will remain in effect from year to year if approved annually (i) by the Board of Directors of the applicable Fund or by the holders of a majority of the Fund’s outstanding voting securities, and (ii) by a majority of the Directors who are not parties to the Agreement or interested persons of any such party. Each of the

Current and Amended Agreements terminates on its “assignment” (as defined in the 1940 Act) by either party, and may be terminated without penalty on not more than 60 days’ prior written notice at the option of either party thereto, or by the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities.

Fees Paid During Last Fiscal Year

Under each Current Agreement, each Fund pays to the Adviser as compensation for services rendered by the Adviser the fees set forth in the chart below. The chart below also shows the advisory fees paid by each Fund under its Current Agreement during the Fund’s most recent fiscal year, ended December 31, 2011.

Fund Name	Advisory Fee	Fee Paid for Year Ended 12.31.2011
ZF	0.85% of average daily net assets	$2,810,000
ZTR	0.70% of average daily net assets	$3,727,000

During the fiscal year ended December 31, 2011, the Funds did not pay the Adviser for services other than advisory services, such as executive, data processing, clerical, accounting and bookkeeping services and statistical and research data.

Other Funds Advised by the Adviser

The Adviser does not act as investment adviser for other investment companies with similar investment objectives to the Funds.

Factors Considered By The Directors

In their discussions of the proposed Amended Agreements, the Independent Directors were advised by their own legal counsel. At the February Board Meeting, the Directors discussed the matter prior to approving the proposed Amended Agreements. At this meeting, the Board of each Fund, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Amended Agreements.

1. Nature, Extent and Quality of Services.    The Independent Directors considered the nature, extent and quality of the services performed by the Adviser including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Directors in that capacity and other services. The Independent Directors concluded that the services are extensive in nature and that the Adviser delivered an acceptable level of service.

2. Investment Performance of the Fund and Adviser.    The Independent Directors for each Fund considered the investment performance for the Fund over various periods of time as compared to their respective Lipper, Inc. performance groups and performance universe, and concluded that the Adviser was delivering acceptable performance results consistent with the long-term investment strategies being pursued by the Fund. The Independent Directors also considered the performance of the portfolios of other Virtus equity mutual funds now being managed by the Fund’s portfolio managers and found that performance to be consistent with the performance being achieved by the Fund’s equity portfolios.

3. Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to the Fund: Fees and Expenses.    The Independent Directors considered each Fund’s management fee rate and expense ratios relative to the Fund’s Lipper, Inc. expense group, including the anticipated effect on the net assets of each Fund of the change in advisory fee under the Amended Agreements, should a Fund engage in borrowing. The Independent Directors concluded that those fees are acceptable based upon the qualifications, experience, reputation and performance of the Adviser. The Independent Directors also concluded that the expense ratio of each Fund was within an acceptable range relative to its Lipper, Inc. expense group.

(b) Profitability and Costs of Services to Adviser.    The Independent Directors considered the Adviser’s overall profitability and costs. The Independent Directors also considered whether the amount of profit is a fair entrepreneurial profit. The Independent Directors concluded that the Adviser’s profitability was at an acceptable level in light of the quality of the services being provided to the Fund.

4. Extent of Economies of Scale as the Fund Grows.    The Independent Directors considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Directors noted that economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to substantially increase their asset base as do open-end funds. The Independent Directors concluded that the Fund has appropriately benefited from any economies of scale.

5. Whether Fee Levels Reflect Economies of Scale.    The Independent Directors also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that, given the Fund’s closed-end structure, it was. At the same time, the Directors agreed that it would be appropriate to monitor this issue in the event that the assets of the Fund were to increase substantially via a rights offering or some other means.

6. Other Relevant Considerations.

(a) Adviser Personnel and Methods.    The Independent Directors considered the size, education and experience of the Adviser’s staff, their fundamental research capabilities and approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas they were structured in such a way to support the level of services being provided to the Fund.

(b) Other Benefits to the Adviser.    The Independent Directors also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Independent Directors concluded that potential “fall-out” benefits that they may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and may in some cases benefit the Fund.

The Independent Directors considered that the Board of each Fund decided not to renew the subadvisory agreement between the Adviser and Zweig Consulting LLC (“Zweig Consulting”), each Fund’s subadviser, under which Zweig Consulting provided certain research and analysis to the Adviser and determined the asset allocations to equities, fixed income securities and cash. The Independent Directors considered that the Adviser would be assuming responsibility for asset allocation decisions, and that additional resources of the Adviser are expected to be called upon to support both that function and various investment strategies that the Adviser intends to employ, depending upon market conditions, to enhance the current yields of the Funds. The Independent Directors further noted that the Adviser expected to enter into a research and consulting agreement with Zweig Consulting with respect to each Fund under which Zweig Consulting would provide general market analysis and other research services to the Adviser, but not asset allocation advice.

Conclusions

In considering the Amended Agreements, the Independent Directors did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, it was the judgment of each Fund’s Independent Directors that approval of the Amended Agreements with the Adviser was in the best interests of the Funds and their shareholders. As a part of their decision-making process, the Independent Directors noted their belief that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Independent Directors considered, generally, that shareholders invested in a Fund knowing that the Adviser managed that Fund and knowing the Adviser’s investment management fee schedule. As such, the Independent Directors considered, in particular, whether the Adviser managed each Fund in accordance with its investment objectives and policies as disclosed to shareholders, and concluded that the Funds were so managed.

Additional Information About the Adviser

Principal Executive Officer and Board of Directors. The name, address and principal occupation of the principal executive officers and members of the Adviser are set forth in Appendix B.

Brokerage Commissions: During the fiscal year ended December 31, 2011, the Adviser did not pay commissions to any affiliated brokers.

THE BOARDS OF DIRECTORS OF ZF AND ZTR UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH OF THE AMENDED AGREEMENTS DISCUSSED IN PROPOSAL 4.

ADMINISTRATOR

VP Distributors, LLC (the “Administrator”), serves as the administrator for ZF and ZTR. The Administrator’s principal business office is located at 100 Pearl Street, Hartford, CT 06103. All of the Administrator’s outstanding equity interests are owned by Virtus. During the fiscal year ended December 31, 2011, ZF and ZTR paid fees to the Administrator amounting to $215,000 and $346,000, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act and Section 30(h) of the 1940 Act require, among other persons, the officers and Directors of the Funds and the Adviser to file reports of ownership and changes in ownership of the shares of common stock of the Funds with the SEC and the New York Stock Exchange. The

SEC’s regulations also require such reporting persons to furnish each Fund with copies of all Section 16(a) forms they file. Based on its review of these reports and on written representations from the reporting persons that no other reports were required, each Fund believes that, during the year ended December 31, 2011, such reporting persons were in compliance with all Section 16(a) and Section 30(h) reporting requirements applicable to them.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the recommendation of the Audit Committees of the Funds, the Board of Directors of each Fund, including a majority of the Independent Directors, has selected the firm of PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm of each Fund for the year ending December 31, 2012. A representative of PwC is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to questions from shareholders.

The aggregate fees billed for services rendered by PwC during the years ended December 31, 2010 and December 31, 2011, respectively, are described below.

Audit Fees

The aggregate fees billed by PwC to ZF in connection with the annual audit of ZF’s financial statements for the fiscal years ended December 31, 2010 and December 31, 2011 were $32,000 and $28,800, respectively. The aggregate fees billed by PwC to ZTR in connection with the annual audit of ZTR’s financial statements for the fiscal years ended December 31, 2010 and December 31, 2011 were $32,000 and $31,300, respectively.

Audit-Related Fees

The fees billed by PwC to ZF for the fiscal years ended December 31, 2010 and December 31, 2011 for any audit-related services were $3,042 and $2,740, respectively. The fees billed by PwC to ZTR for the fiscal years ended December 31, 2010 and December 31, 2011 for any audit-related services were $3,042 and $2,740, respectively. These fees are related to the review of the Funds’ semi-annual financial statements, interim audit testing and out of pocket expenses.

Tax Fees

The aggregate fees billed by PwC to ZF for the fiscal years ended December 31, 2010 and December 31, 2011 in connection with tax review,

compliance and advice were approximately $4,600 and $4,600, respectively. The aggregate fees billed by PwC to ZTR for the fiscal years ended December 31, 2010 and December 31, 2011 in connection with tax review, compliance and advice were approximately $5,100 and $4,600, respectively. These fees were related to the determination of federal and excise taxes for the Funds.

All Other Fees

The fees billed by PwC to ZF for the fiscal years ended December 31, 2010 and December 31, 2011 for other services were $0 and $0, respectively. The fees billed by PwC to ZTR for the fiscal years ended December 31, 2010 and December 31, 2011 for other services were $0 and $0, respectively.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by PwC for services rendered to the Funds, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds for the fiscal years ended December 31, 2010 and December 31, 2011 were $398,818 and $327,554, respectively.

Each Audit Committee considered whether the non-audit services rendered to the Adviser or an affiliate of the Adviser that provides ongoing services to either Fund were compatible with maintaining the independence of PwC. The Audit Committees pre-approve: (i) all audit and non-audit services to be rendered to the respective Fund by PwC; and (ii) all non-audit services relating to the operations and financial reporting of the respective Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the respective Fund (collectively, “Covered Services”). Each Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. All Covered Services were pre-approved in accordance with the above procedures. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

ADDITIONAL INFORMATION

Other Matters

The Boards of Directors of the Funds know of no matters to be presented at the meeting other than those specified in the accompanying Notice of Annual Meeting. However, if any other matter is properly presented before the Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.

Expenses

The Funds will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Annual Meeting and this Proxy Statement. Each Fund will bear one half of such expenses, except for mailing expenses, which are paid by each Fund based on its actual mailing expenses to its shareholders, and its own respective legal expenses. Each Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of that Fund’s common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Funds and/or Adviser, or their affiliates.

The Funds have engaged the services of The Altman Group (“Altman”) to assist in the solicitation of proxies for the Meeting. Altman’s costs are expected to be approximately $65,900 to $92,375. Proxies are expected to be solicited principally by mail, but the Funds or Georgeson may also solicit proxies by telephone, facsimile or personal interview. The Funds’ officers will not receive any additional compensation for any such solicitation. The Funds will bear 100% of these solicitation costs.

Vote Required

The following principles of Maryland law and the 1940 Act apply to the voting of shares of common stock at the Meeting. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions and broker non-votes (hereinafter defined), will be counted as present in the determination of a quorum.

The vote required for the approval of each proposal is as follows:

•	The election of Directors (Proposal 1) for each Fund requires a plurality of the votes cast at the Meeting by the shareholders of such Fund.

•

The amendment of each Fund’s investment objective and reclassification of such investment objective as non-fundamental (Proposal 2) requires a vote of the lesser of (i) 67% or more of the eligible votes of the Fund present at the meeting if more than 50% of the eligible votes of the Fund are present in person or by proxy or (ii) more than 50% of the eligible votes of a Fund (“Majority Vote”).

•	The amendment/elimination of each Fund’s fundamental investment restrictions (Proposal 3) requires a Majority Vote.

•	The approval of the Amended Agreements (Proposal 4) requires a Majority Vote.

An abstention does not constitute a vote and will be disregarded in calculating the votes cast as to such matter, and “broker non-votes” (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions. However, broker non-votes will be deemed to be present at the Meeting for purposes of determining a quorum. It is anticipated that votes will be tabulated by Computershare Trust Company, N.A., the Funds’ transfer agent.

Adjournments and Postponements

The Amended and Restated Bylaws of the Funds authorize the Chairman of the Meeting to adjourn or postpone the Meeting to a later date (whether or not a quorum is present) without notice other than announcement at the Meeting for such purposes as the Chairman shall deem appropriate, including further solicitation of proxies. In the absence of a quorum, the Chairman may (but shall not be required to) allow the shareholders present (in person or by proxy) to adjourn the Meeting to a later date by majority vote of those present. Adjournments or postponements may occur in order to defer action on any Proposal. The Meeting may be adjourned up to 120 days after the record date without further notice other than announcement at the Meeting. If the Meeting is adjourned to a date more than 120 days after the original record date upon at least 10 days’ notice, a new record date must be established for voting at such adjourned Meeting, and any unrevoked proxies submitted by any shareholder of record as of the original record date, with respect to shares that such shareholder continues to hold of record on the new record date, may be voted at the adjourned Meeting and any subsequent adjourned Meeting, provided that any adjourned Meeting is not more than 120 days after the new record date. At any adjourned Meeting at which a quorum is present, any action may be taken that could have been taken at the Meeting originally called.

No Dissenters’ Rights

Shareholders have no rights under Maryland law or each Fund’s Articles of Incorporation or the Amended and Restated Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Meeting.

Proposals for 2013 Meeting

Each Fund’s Amended and Restated Bylaws contains an advance notice provision, which requires that the respective Fund be given advance notice of shareholder nominations for election to the Board of Directors and of other matters which shareholders wish to present for action at an annual meeting of shareholders, other than matters included in that Fund’s proxy statement in accordance with Rule 14a-8 under the Securities Exchange Act. Any notice of shareholder nominations for election to a Fund’s Board of Directors or notice of other matters which shareholders wish to present at the Funds’ 2013 Annual Meeting of Shareholders must be received at such Fund’s principal executive office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice by the shareholder must also set forth specific information, and provide certain representations, the details of which are set forth in the respective Fund’s Amended and Restated Bylaws. Any shareholder proposal must also comply with all other legal requirements in order to be included in the Fund’s proxy statement and form of proxy for that meeting. A copy of ZF’s Bylaws is available on the website of the SEC at http://www.sec.gov. A copy of ZTR’s Bylaws is available on the website of the SEC at http://www.sec.gov.

The persons named as proxies for the Funds’ 2013 Annual Meeting of Shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the respective Fund receives notice of the matter by not less than one hundred and twenty (120) days before the date in the then current year corresponding to the date of such Fund’s proxy statement for the annual meeting held in the prior year. If the respective Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

New York, New York	By Order of the Boards of Directors of
March [ ], 2012	The Zweig Fund, Inc. The Zweig Total Return Fund, Inc.
GEORGE R. AYLWARD,
Chairman of the Board and President

[CODE]

Appendix A

Comparison of Current Agreement and Amended Agreement with Respect to ZF

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

BETWEEN

THE ZWEIG FUND, INC.

AND

ZWEIG ~~ADVISORS~~ ADVISERS ~~INC.~~ LLC

THIS AMENDED AND RESTATED AGREEMENT is made this day of                     , 2012 by and between THE ZWEIG FUND, INC., a Maryland corporation (the “Fund”) and ZWEIG ~~ADVISORS~~ ADVISERS ~~INC.~~ LLC, a Delaware ~~corporation~~ limited liability company (the “Investment Adviser”):

W I T N E S S E T H

WHEREAS, the Fund is registered as a closed-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”); and

WHEREAS, the Fund and the Investment Adviser desire to enter into an agreement under which the Investment Adviser will provide investment advisory and other services to the Fund, and/or retain others to perform some or all of such services, on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Management. Subject to the supervision and control of the Board of Directors of the Fund, the Investment Adviser shall manage all aspects of the Fund’s affairs and shall supervise all aspects of the Fund’s operations, including, but not limited to, the investment and reinvestment of the cash, securities or other properties comprising the Fund’s assets in accordance with the investment objectives and policies set forth in the Fund’s registration statement, as such registration statement or objectives and policies may be amended from time to time, and the Act. In rendering such services, the Investment Adviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing it or the Fund with any or all of the services that the Investment Adviser is required to provide to the Fund hereunder. The Investment Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund and the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties and obligations under this Agreement.

2. Investment Analysis and Implementation. In carrying out its obligations under Paragraph 1 hereof, the Investment Adviser shall:

(a) supervise and manage all aspects of the Fund’s operations except to the extent that such operations are supervised and managed by an administrator to the Fund under any administration agreement entered into by the Fund;

(b) provide the Fund with such executive, administrative, data processing, clerical, accounting and bookkeeping services and statistical and research data as are deemed advisable by the Fund’s Board of Directors except to the extent that any of the foregoing services are to be provided to the Fund under any administration agreement entered into by the Fund;

(c) supervise, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund’s shareholders and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities;

(d) formulate and implement continuing programs for the purchases and sales of portfolio securities and regularly report thereon to the Fund’s Board of Directors;

(e) take, on behalf of the Fund, all actions which appear to the Investment Adviser necessary or appropriate to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities; and

(f) furnish, on behalf of the Fund, the Fund’s administrator and custodian with information on a daily basis with respect to the Fund’s portfolio transactions and with such other information as such administrator may reasonably request from time to time.

3. Expenses. The Investment Adviser shall pay all of its expenses arising from the performance of its obligations under Paragraphs 1 and 2 and shall pay any salaries, fees and expenses of the directors of the Fund who are employees of the Investment Adviser or its affiliates (except for such directors’ actual out-of-pocket expenses relating to attendance at meetings of directors, which fees will be paid by the Fund). The Investment Adviser shall not be required to pay any other expenses of the Fund, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of attorneys and independent auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of shares issued by the Fund, expenses in connection with the Fund’s Distribution Reinvestment and Cash Purchase Plan, membership fees in trade associations, expenses of registering and qualifying shares of the Fund for sale under federal and state securities laws, expenses of obtaining and maintaining any stock exchange listings of the Fund’s shares, expenses of printing and distributing reports, prospectuses, notices and proxy materials to existing shareholders, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, expenses of auditors and escrow agents, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders’ meetings, fees and disbursements of any administrator to the Fund and transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of Directors of the Fund who are not employees of the Investment Adviser or its affiliates, insurance premiums and litigation, indemnification and other expenses not expressly provided for in this Agreement or any administration agreement.

4. Compensation.

(a) As compensation for the services performed and the facilities and personnel provided by the Investment Adviser pursuant to Paragraphs 1 and 2, the Fund will pay to the Investment Adviser on the first business day of each month a fee for the previous month, at an annual rate of 0.85 of 1% of the Fund’s average daily ~~net~~ managed assets during the previous month.

(b) “Managed assets” shall consist of the total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

(c) ~~(b)~~If the Investment Adviser shall serve hereunder for less than an entire month, the fee hereunder shall be prorated.

5. Purchase and Sale of Securities. The Investment Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including any affiliate of the Investment Adviser or the Fund’s administrator) as the Investment Adviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus of the Fund, as each may be amended from time to time, or as the directors of the Fund may require from time to time. When purchasing securities from or through, and selling securities to or through, any such persons, brokers or dealers that may be an affiliate of the Investment Adviser or the Fund’s administrator, the Investment Adviser shall comply with all applicable provisions of the Act, including without limitation Section 17 thereof and the rules and regulations thereunder, and Section 206 of the Investment Advisers Act and the rules and regulations thereunder. In executing portfolio transactions and selecting brokers or dealers, it is recognized that the primary responsibility of the Investment Adviser is to seek the best combination of net price and execution (“best execution”) for the Fund, and, consistent with such policy of seeking best execution, the Investment Adviser is authorized to place orders with brokers and dealers who provide brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended). It is further recognized that there may be occasions where the transaction cost charged by a broker or dealer may be greater than that which another broker or dealer may have charged if the Investment Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. It is understood that such brokerage and research services may benefit the Investment Adviser and its affiliates in connection with their services to other clients as well as the Fund. The Investment Adviser acknowledges that it will comply with all applicable provisions of the Act, Investment Advisers Act and the Securities Exchange Act of 1934, as amended, including without limitation the provisions of Section 28(e) thereof, with respect to the allocation of portfolio transactions.

Nothing herein shall prohibit the directors of the Fund from approving the payment by the Fund of additional compensation to others for consulting services, supplemental research and security and economic analysis.

6. Term of Agreement. The Fund represents and warrants that this Agreement has been approved by (a) a majority of the Fund’s directors, including a majority of the directors who are not “interested persons” (as defined by the Act) and (b) the vote of a majority of the outstanding voting securities of the Fund. This Agreement shall continue in full force and effect ~~for a period of two years from the date of its commencement and will continue in effect~~ from year to year ~~thereafter~~ if such continuance is approved in the manner required by the Act. This Agreement may be terminated at any time, without payment of penalty by either party, on not more than 60 days’ written notice to the other party or by vote of a majority of the outstanding voting securities of the Fund (as defined by the Act). This Agreement will automatically terminate in the event of its assignment (as defined by the Act).

7. Use of Word “Zweig” In Corporate Name. The Fund agrees and consents that (a) it will only use the word “Zweig” as a component of its corporate name and for no other purpose; (b) it will not purport to grant to any third party the right to use the word “Zweig” for any purpose; (c) the Investment Adviser and/or certain affiliates of the Investment Adviser may use or grant to other investment companies the right to use the word “Zweig”, or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose; and (d) upon the termination of any management agreement into which the Investment Adviser and the Fund may enter, the Fund shall promptly take such action, at its own expense, as may be necessary to change its corporate name to one not containing the word “Zweig” and following such change, shall not use the word “Zweig”, or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its officers, directors and shareholders to take any and all actions which may be necessary or desirable to effect the foregoing.

8. Services to Other Accounts. The Fund understands that the Investment Adviser and its affiliates now act, will continue to act and may in the future act as investment adviser to fiduciary and other managed accounts, and the Fund has no objection to the Investment Adviser and its affiliates so acting, provided that whenever the Fund and one or more other accounts advised by the Investment Adviser or its affiliates are prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner the Investment Adviser believes to be equitable to each entity. The Fund recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund, but understands that in other cases, coordination with transactions for other accounts and the ability to participate in volume transactions could benefit the Fund. In addition, the Fund understands that the persons employed by the Investment Adviser to provide service to the Fund in connection with the performance of the Investment Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Investment Adviser or any affiliate of the Investment Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

9. Books and Records. The Investment Adviser shall maintain such books, accounts, records and other documents as investment advisers are required to maintain under Section 31 of the Act and Section 204 of the Investment Advisers Act, except to the extent they are maintained by the Fund’s administrator. The Investment Adviser acknowledges that any such books, accounts, records and other documents that it is required to maintain under Section 31 of the Act are the property of the Fund, and that both the Fund and Securities and Exchange Commission (the “Commission”) shall have, at all times during business hours, free access to any books, accounts, records and other documents that the Investment Adviser is required to maintain under Section 31 of the Act and Section 204 of the Investment Advisers Act.

10. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, to the Investment Adviser or to the Fund at ~~900 Third Avenue, New York, New York 10022~~ 100 Pearl Street, Hartford, CT 06103, Attention: ~~President~~ Counsel with a copy to ~~Robert E. Smith, Esq. of Rosenman & Colin LLP, 575 Madison Avenue, New York, New York 10022.~~ Christopher P. Harvey, Esq., Dechert, LLP, 200 Clarendon Street, 27th Floor, Boston, MA 02116.

11. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

IN WITNESS WHEREOF, the Fund and the Investment Adviser have caused this Agreement to be executed by their duly authorized officers on the date first above written.

ATTEST:	THE ZWEIG FUND, INC.

By:
President

ATTEST:	ZWEIG ~~ADVISORS~~ ADVISERS ~~INC.~~ LLC

By:
President

Comparison of Current Agreement and Amended Agreement with Respect to ZTR

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

BETWEEN

THE ZWEIG TOTAL RETURN FUND, INC.

AND

ZWEIG ~~TOTAL RETURN ADVISORS~~ ADVISERS ~~INC.~~ LLC

THIS AMENDED AND RESTATED AGREEMENT is made this day of                     , ~~1999~~ 2012 by and between THE ZWEIG TOTAL RETURN FUND, INC., a Maryland corporation (the “Fund”) and ZWEIG ~~TOTAL RETURN ADVISORS~~ ADVISERS ~~INC.~~ LLC, a Delaware ~~corporation~~ limited liability company (the “Investment Adviser”):

W I T N E S S E T H

WHEREAS, the Fund is registered as a closed-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”); and

WHEREAS, the Fund and the Investment Adviser desire to enter into an agreement under which the Investment Adviser will provide investment advisory and other services to the Fund, and/or retain others to perform some or all of such services, on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Management. Subject to the supervision and control of the Board of Directors of the Fund, the Investment Adviser shall manage all aspects of the Fund’s affairs and shall supervise all aspects of the Fund’s operations, including, but not limited to, the investment and reinvestment of the cash, securities or other properties comprising the Fund’s assets in accordance with the investment objectives and policies set forth in the Fund’s registration statement, as such registration statement or objectives and policies may be amended from time to time, and the Act. In rendering such services, the Investment Adviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing it or the Fund with any or all of the services that the Investment Adviser is required to provide to the Fund hereunder. The Investment Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund and the performance of its duties under this Agreement except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

2. Investment Analysis and Implementation. In carrying out its obligations under Paragraph 1 hereof, the Investment Adviser shall:

(a) supervise and manage all aspects of the Fund’s operations except to the extent that such operations are supervised and managed by an administrator to the Fund;

(b) provide the Fund with such executive, administrative, data processing, clerical, accounting and bookkeeping services and statistical and research data as are deemed advisable by the Fund’s Board of Directors except to the extent that any of the foregoing services are to be provided by an administrator to the Fund;

(c) supervise, but not pay for, the periodic updating of the Fund’s registration statement (and amendments thereto), proxy material, tax returns, reports to the Fund’s shareholders and reports to and filings with the Securities and Exchange Commission (“SEC”) and state Blue Sky authorities;

(d) formulate and implement continuing programs for the purchases and sales of portfolio securities and regularly report thereon to the Fund’s Board of Directors;

(e) take, on behalf of the Fund, all actions which appear to the Investment Adviser necessary or appropriate to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities; and

(f) furnish, on behalf of the Fund, the Fund’s administrator and custodian with information on a daily basis with respect to the Fund’s portfolio transactions and with such other information as such administrator may reasonably request from time to time.

3. Expenses. The Investment Adviser shall pay all of its expenses arising from the performance of its obligations under Paragraphs 1 and 2 (except as otherwise stated therein) and shall pay any salaries, fees and expenses of the directors of the Fund who are employees of the Investment Adviser or its affiliates. The Investment Adviser shall not be required to pay any other expenses of the Fund, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of shares of the Fund, expenses in connection with the Fund’s Distribution Reinvestment and Cash Purchase Plan, membership fees in trade associations, expenses of registering and qualifying shares of the Fund for sale under federal and state securities laws, expenses of obtaining and maintaining any stock exchange listings of the Fund’s shares, expenses of printing and distributing shareholder reports, prospectuses, notices and proxy materials, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services (including salaries of shareholder relations personnel), expenses of auditors and escrow agents, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders’ meetings, fees and disbursements of the Fund’s administrator, transfer agents, custodians, and subcustodians (if any), expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of directors of the Fund who are not interested persons of the Fund or the Investment Adviser, insurance premiums and litigation, indemnification and other expenses not expressly provided for in this Agreement or the Fund’s administration agreement.

4. Compensation.

(a) As compensation for the services performed and the facilities and personnel provided by the Investment Adviser pursuant to this Agreement, the Fund will pay to the Investment Adviser on the first business day of each month a fee for the previous month, at an annual rate of 0.70 of 1% of the average daily value of the Fund’s ~~net~~ managed assets during the previous month.

(b) “Managed assets” shall consist of the total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities),

(ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

(c) ~~(b)~~If the Investment Adviser shall serve hereunder for less than an entire month, the fee hereunder shall be prorated.

5. Purchase and Sale of Securities. The Investment Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including any affiliate of the Investment Adviser) as the Investment Adviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus of the Fund, as each may be amended from time to time, or as the directors of the Fund may require from time to time. When purchasing securities from or through, and selling securities to or through, any such person, broker or dealer that may be an affiliate of the Investment Adviser, the Investment Adviser shall comply with all applicable provisions of the Act, including without limitation Section 17 thereof and the rules and regulations thereunder, and Section 206 of the Investment Advisers Act and the rules and regulations thereunder. In executing portfolio transactions and selecting brokers or dealers, it is recognized that the primary responsibility of the Investment Adviser is to seek the best combination of net price and execution (“best execution”) for the Fund, and, consistent with such policy of seeking best execution, the Investment Adviser is authorized to place orders with brokers and dealers who provide brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended). It is further recognized that there may be occasions where the transaction cost charged by a broker or dealer may be greater than that which another broker or dealer may have charged if the Investment Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. It is understood that such brokerage and research services may benefit the Investment Adviser and its affiliates in connection with their services to other clients as well as the Fund. The Investment Adviser acknowledges that it will comply with all applicable provisions of the Act, Investment Advisers Act and the Securities Exchange Act of 1934, as amended, including without limitation the provisions of Section 28(e) thereof, with respect to the allocation of portfolio transactions.

Nothing herein shall prohibit the directors of the Fund from approving the payment by the Fund of additional compensation to others for consulting services, supplemental research and security and economic analysis.

6. Term of Agreement. The Fund represents and warrants that this Agreement has been approved by (a) a majority of the Fund’s directors, including a majority of the directors who are not “interested persons” (as defined by the Act) of the Fund or Investment Adviser and (b) the vote of a majority of the outstanding voting securities of the Fund. This Agreement shall continue in full force and effect ~~for a period of two years from the date of its commencement and will continue in effect~~ from year to year ~~thereafter~~ if such continuance is approved in the manner required by the Act. This Agreement may be terminated at any time, without payment of penalty by either party, on not more than 60 days’ written notice to the other party by the board of directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund (as defined by the Act) or by the Investment Adviser. This Agreement will automatically terminate in the event of its assignment (as defined by the Act).

7. Use of Word “Zweig” In Corporate Name. The Fund agrees and consents that (a) it will only use the word “Zweig” as a component of its corporate name and for no other purpose; (b) it will not purport to grant to any third party the right to use the word “Zweig” for any purpose; (c) the Investment Adviser and/or certain affiliates of the Investment Adviser may use or grant to other investment companies the right to use the word “Zweig”, or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose; and (d) upon the termination of any management agreement into which the Investment Adviser and the Fund may enter, the Fund shall promptly take such action, at its own expense, as may be necessary to change its corporate name to one not containing the word “Zweig” and following such change, shall not use the word “Zweig”, or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its officers, directors and shareholders to take any and all actions which may be necessary or desirable to effect the foregoing.

8. Services to Other Accounts. The Fund understands that the Investment Adviser and its affiliates now act, will continue to act and may in the future act as investment adviser to other managed accounts, and the Fund has no objection to the Investment Adviser and its affiliates so acting, provided that whenever the Fund and one or more other accounts advised by the Investment Adviser or its affiliates are prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner the Investment Adviser believes to be equitable to each entity. The Fund recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund, but understands that in other cases, coordination with transactions for other accounts and the ability to participate in volume transactions could benefit the Fund. In addition, the Fund understands that the persons employed by the Investment Adviser to provide service to the Fund in connection with the performance of the Investment Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Investment Adviser or any affiliate of the Investment Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

9. Books and Records. The Investment Adviser shall maintain such books, accounts, records and other documents as are required to be maintained under Section 31 of the Act, except to the extent they are maintained by the Fund’s administrator. The Investment Adviser acknowledges that any such books, accounts, records and other documents are the property of the Fund, and that both the Fund and SEC shall have, at all times during business hours, free access to such books, accounts, records and other documents.

10. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, to the Investment Adviser or to the Fund at ~~900 Third Avenue, New York, New York 10022~~ 100 Pearl Street, Hartford, CT 06103, Attention: ~~President~~ Counsel with a copy to ~~Robert E. Smith, Esq., of Rosenman & Colin LLP, 575 Madison Avenue, New York, New York 10022~~. Christopher P. Harvey, Esq., Dechert, LLP, 200 Clarendon Street, 27th Floor, Boston, MA 02116.

11. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

IN WITNESS WHEREOF, the Fund and the Investment Adviser have caused this Agreement to be executed by their duly authorized officers on the date first above written.

ATTEST:	THE ZWEIG TOTAL RETURN FUND, INC.

By:
President

ATTEST:	ZWEIG ~~TOTAL RETURN ADVISORS~~ ADVISERS ~~INC.~~ LLC

By:
President

Appendix B

Principal Executive Officers and Members of Zweig Advisers LLC

Sole Member

Virtus Partners, Inc., 100 Pearl Street, 9th Floor, Hartford, Connecticut 06103

The address of each individual is 101 Munson Street, Greenfield, MA 01301-9683.

Name	Title
George R. Aylward	President
Michael A. Angerthal	Executive Vice President and Chief Financial Officer
David C. Dickerson	Senior Vice President
Carlton B. Neel	Senior Vice President
Kevin J. Carr	Vice President and Secretary
David E. Fusco	Vice President and Chief Compliance Officer
David G. Hanley	Vice President and Treasurer

B-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Zweig [Total Return] Fund Annual Meeting of Shareholders to be

held on May 15, 2012

The Proxy Statement for this meeting is available at:

https://www.envisionreports.com.com/zweig

You may also vote by telephone by calling:

800-652-VOTE (8683)

The undersigned hereby appoints Kevin Carr, David Dickerson and Carlton Neel, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, 38th Floor, New York, N.Y. 10019-6099 at 10:00a.m., New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all shares of Zweig [Total Return] Fund, which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Directors of Zweig [Total Return] Fund.

This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Joint Proxy Statement for the Meeting to be held on May 15, 2012.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: ■

1.	Election of 2 Directors:
		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Charles H. Brunie	☐	☐	☐
02. James B. Rogers, Jr.

		FOR	AGAINST	ABSTAIN
2(a).	To approve a revision to the Fund’s investment objective.	☐	☐	☐

2(b).	To approve a reclassification of the Fund’s investment objective as “non-fundamental.”	☐	☐	☐

3(a)	To approve an amendment to the fundamental investment restrictions regarding diversification.	☐	☐	☐

3(b)	To approve an amendment to the fundamental investment restrictions regarding the issuance of senior securities.	☐	☐	☐

3(c)	To approve an amendment to the fundamental investment restrictions regarding investing in commodities.	☐	☐	☐

3(d)	[To approve an amendment to the fundamental investment restrictions regarding borrowing.]	☐	☐	☐

3(e)	[To approve an amendment to the fundamental investment restrictions regarding lending.]	☐	☐	☐

3(f)	To approve an amendment to the fundamental investment restrictions regarding purchasing securities on margin.	☐	☐	☐

3(g)	To approve an amendment to the fundamental investment restrictions regarding short sales.	☐	☐	☐

3(h)	To approve an amendment to the fundamental investment restrictions regarding purchasing “restricted” securities.	☐	☐	☐

3(i)	[To approve an amendment to the fundamental investment restrictions regarding investing in unseasoned issuers.]	☐	☐	☐

3(j)	[To approve an amendment to the fundamental investment restrictions regarding investments in other investment companies.]	☐	☐	☐

3(k)	[To approve an amendment to the fundamental investment restrictions regarding investing in interests in oil, gas or other mineral exploration or development programs.]	☐	☐	☐

4	To approve an amendment to the Fund’s investment advisory agreement to permit the Adviser to receive a fee based on all “managed assets” of such fund rather than merely its “net assets.”	☐	☐	☐

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY.

Signature	Date

Printed Name

[Control No. ]